UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: March 31, 2023

Date of reporting period: March 31, 2023

Item 1.	Reports to Stockholders.

(a) A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

(b) Not applicable.

The Advisors’ Inner Circle Fund III

GQG Partners Emerging Markets Equity Fund

GQG Partners Global Quality Equity Fund

GQG Partners US Select Quality Equity Fund

GQG Partners Global Quality Dividend Income Fund

GQG Partners International Quality Dividend Income Fund

GQG Partners US Quality Dividend Income Fund

ANNUAL REPORT	MARCH 31, 2023

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

The Funds file their complete schedules of investments with the US Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Form N-Q and Form N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-362-8333; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023 (Unaudited)

LETTER TO SHAREHOLDERS

Dear Shareholders:

Odd(s) – That’s probably one of the best words to summarize investing in the recent environment. As defined by the dictionary, the noun refers to the “probability that one thing is so or will happen rather than another.” Unlike the bulk of the post-2008 investing period, the fiscal year ending March 2023 required a lot of judgment and an understanding of the odds.

It is always important to remember that all of our portfolios are built on a bottom-up basis. Having said that, we remain aware of macro economic and geopolitical events, because these developments can be important risk factors when thinking about the earnings landscape. As we like to state, consideration of macro factors is often a quite useful risk management tool.

Fund managers who emphasize that they “don’t do macro” were faced with much higher odds of subpar returns, in our opinion. To improve the odds of success managing our funds, we believe we must assess the global landscape, not just a narrow sphere. This was probably more acute during fiscal 2023 than any other time in recent memory.

In Emerging Markets, we are finding more opportunities in Brazil and India

We really cannot talk about the global economy and not address China. That certainly is not unique in recent years, but the circumstances might be. During the 20th National Congress of the Chinese Communist Party in October 2022, it became increasingly clear that Xi Jinping was here for the long haul. Depending on one’s perspective, this “clarity” around Xi’s role was viewed as either a good or bad sign.

Despite the relaxation of China’s zero-COVID policy shortly after the conclusion of the Congress, we remained underweight the country due to the high degree of uncertainty on the policy front and increasing government regulation. The regulatory burden, in combination with slowing growth and declining fundamentals for a variety of the more household names, resulted in our focus in China on “old economy” areas such as oil and gas as well as insurance. It is our view that more durable earnings streams exist elsewhere despite the recent announced breakups of several high-profile companies in order to “unlock value”.

We prefer other emerging market countries such as Brazil. Both India and Brazil appear to be in much better shape than many developed market countries. When ranking the 10 largest economies on the planet, using nominal GDP, we note that both India and Brazil have positive real interest rates, positive real GDP growth, and positive real fixed investment, all while keeping public debt to GDP relatively low. In addition, there are what we consider to be strong privatization efforts in both countries.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023 (Unaudited)

For all the handwringing and proverbial gnashing of teeth on how cheap China may be, at times during fiscal 2023 the MSCI China Index was actually more expensive (on a P/E basis) than it was nearly seven years ago. Chinese corporate earnings growth was muted even before COVID, which sometimes gets lost in the discussion. Contrast that with MSCI Brazil, which in fiscal 2023 traded at nearly a 35 per cent discount to where it was seven years ago. What are the odds that things stay that way? In our view, the odds are quite low despite the fact that valuations in Brazil have compressed, because earnings growth in that country has exploded higher.

How long can this gap between fundamentals and price go on? Who knows, but if we are sitting at the poker table, we think Brazil’s odds are quite good to close that gap. In the long run, we continue to believe that “earnings are like gravity” and it will be the fundamentals that matter over time. We continue to remain positive on a variety of Brazilian companies from oil and gas to iron ore and banking. The recent ride has been anything but smooth. However, if we take a look at the Brazilian government, a source of much consternation within the investment community, we do not really see what the big issue is.

Brazil’s Lula administration recently announced a framework for keeping the budget in check in fiscal year 2024 (no deficit) with expectations of a mild budget surplus in 2025. This is the opposite of the initial fears of what spending by Lula regime would look like. And remember, this is from a left leaning administration (an observable fact not political commentary). Contrast this with that of the United States, which also has a left leaning administration, but apparently very few fears over fiscal spending, where the Congressional Budget Office is projecting a budget deficit of nearly six per cent of GDP in 2024 and beyond.

Regarding sector exposure, we continue to adapt to changing data

Entering fiscal 2023, we were concerned many technology and technology-like companies “over earned” during COVID by pulling forward income from future periods due to the acceleration of more people working from home. Our view was that sell-side analysts were too optimistic by expecting revenues to grow at or above trend despite the meaningfully higher base during the pandemic. These stocks had also become quite expensive, in our opinion. During the remainder of calendar 2022, we witnessed the pulling of job posts and slowing corporate IT budgets, negatively impacting our visibility on growth in the Information Technology sector.

For us, the trajectory, sustainability, and durability of earnings matter. In fact, they are crucial, in our opinion. This was an assessment of the odds where we felt valuations were far too high and business models far too volatile. We believe it is critical to take appropriate risks, but those risks must be managed prudently.

Importantly, we are data driven investors and as macro, industry, and firm-specific data shifts, we seek to adapt. We always want to remain disciplined but avoid being overly dogmatic. Near the end of fiscal 2023, our view was that the data in the Information Technology sector started to improve and our exposure to certain names in that area increased significantly.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023 (Unaudited)

On the “overearnings” front, the froth appeared to be taken out. Consensus estimates for forward earnings reverted to the pre-COVID, 2014-2019 extrapolated trend, representing a far more normalized environment in our view than what we saw in the immediate past.

The fundamental picture is improving, in our view, with semiconductor inventories declining while demand for servers, personal computers, and smartphones appears to be bottoming out. In addition, recent advances in generative artificial intelligence and large-language model applications are expected to be a growth driver for data centers as well as select hardware and memory providers. Several of the franchises that we felt were previously too expensive had their valuations fall back to levels that we believe are commensurate with their durability of growth.

We ended fiscal 2023 underweight the Financials sector in the developed markets, particularly the banks, as we were concerned in the wake of the recent bank failures in the U.S. about the secondary effects on loan growth, as well as the industry’s exposure to what appears to be a deteriorating commercial real estate environment. However, we remain overweight the sector in our Emerging Markets portfolios where we do not expect collateral damage to arise from the issues in the U.S. The majority of our Financials exposure in our Emerging Markets strategy is expressed in companies domiciled in India and Brazil. We believe those financial institutions are experienced at navigating inflationary environments and managing volatile interest rate regimes. To date, credit quality remains robust, in our opinion, with non-performing loans in-line with expectations.

We have reduced exposure to Consumer Staples as we felt the valuations for certain names reached fair levels and expect to get faster earnings growth elsewhere over the next three to five years.

We have also trimmed a portion of our Energy exposure but remain overweight the sector. We continue to believe that the lack of capital spending on oil and natural gas exploration during the last several years, coupled with what we consider to be real discipline in production growth by the larger Energy companies and OPEC+, may provide a floor for crude oil prices in the medium-term.

If the global economy continues to slow, or even enters a mild recession, our perspective is that demand for oil and natural gas will not decline materially. Meanwhile, we believe the release of strategic petroleum reserves around the world to address higher prices in 2022 is near its end. These reserves are likely to be re-stocked during the next 12-18 months and act as a source of incremental demand. We also expect demand to get a lift from a full re-opening of China’s economy once its population achieves widespread immunity after the recent relaxation of the country’s zero-COVID policy.

In addition, we have observed a renewed focus on profitability from many energy companies, resulting in strong free cash flow and solid balance sheets. We have also witnessed a commitment from their management teams to return capital to shareholders. The energy

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023 (Unaudited)

names we own are expected to pay what we consider to be meaningful dividends, which may cushion some of the potential volatility in their stock prices.

That said, if the pace of global economic activity deteriorates in the wake of tighter central bank policy and the threat of a deep recession increases, we will likely see lower demand impacting the energy sector’s near-term earnings power. We expect to monitor the relevant data closely and adapt to the changing environment.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2023 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the period April 1, 2022 through March 31, 2023, Institutional Shares of the GQG Partners Emerging Markets Equity Fund underperformed the benchmark MSCI Emerging Markets Index by 62 basis points, posting a total return of -11.32 per cent versus a benchmark return of -10.70 per cent.

On a sector basis, the largest contributors to relative performance were stock selection in Energy, an overweight to Energy, and stock selection in Consumer Staples. The largest detractors to relative performance were stock selection in Financials, an underweight to Consumer Discretionary, and stock selection in Communication Services. On a country basis, the largest contributors to relative performance were stock selection in India, an overweight to France, and an overweight to the United States. The largest detractors to relative performance were stock selection in China, an underweight to China, and stock selection in the United States.

During the period, we added exposure to the Industrials sector. We had been following the publicly traded subsidiaries of a large conglomerate for several years, and while we found the underlying assets quite attractive, the stocks traded at valuations we considered to be too expensive. After we witnessed a significant price decline in several of the subsidiaries, we completed our due diligence on the businesses and initiated positions in those names.

In contrast, we trimmed a portion of our Energy exposure, but remain overweight that sector.

Notable Contributor to Performance

ITC Limited - ITC is a tobacco company with a portfolio of other businesses including packaged foods, personal care products, agriculture, paper and hotels. The company is based in India. The stock increased during the period due to a solid earnings release. The normalization of India’s economy in the wake of the pandemic benefitted ITC’s paper and hotels divisions while cigarette volumes were in-line with consensus estimates. The agriculture business was particularly strong, helped by an increase in wheat and rice exports to address global shortages from the war in Ukraine.

Notable Detractor to Performance

China Merchants Bank - China Merchants Bank is a financial institution offering a wide range of retail and commercial banking products and services. The company is based in China. We believe that the stock fell during the period on concerns that losses from non-performing loans to the property development industry would increase.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2023 (Unaudited)

Definition of the Comparative Index

MSCI Emerging Markets Index (Primary Benchmark for the GQG Partners Emerging Markets Equity Fund) captures large and mid cap representation across 24 Emerging Markets (EM) countries. With 1,377 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2023 (Unaudited)

GROWTH OF A $500,000 INVESTMENT

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners Emerging Markets

Equity Fund, Institutional Shares versus the MSCI Emerging Markets Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2023*

	1 Year	3 Years	5 Years	Annualized Inception to Date

Investor shares†	-11.47%	9.45%	1.11%	6.08%

Institutional shares	-11.32%	9.67%	1.30%	6.30%

R6 shares	-11.32%	9.67%	1.30%	6.30%

MSCI Emerging Markets Index	-10.70%	7.83%	-0.91%	4.88%

* The GQG Partners Emerging Markets Equity Fund commenced operations on December 28, 2016.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares. Returns for R6 Shares are similar to those of Institutional Shares as the classes share the same fee structure.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 6.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2023

SECTOR WEIGHTING (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 90.0%

	Shares	Value

BRAZIL — 12.8%

Banco BTG Pactual	29,858,669	$115,424,272

Centrais Eletricas Brasileiras	40,367,949	264,727,440

Petroleo Brasileiro ADR	43,609,665	454,848,806

Vale	39,652,986	626,439,363

		1,461,439,881

CHINA — 10.8%

Bank of Ningbo, Cl A	4,624,226	18,367,947

Baoshan Iron & Steel, Cl A	126,930,857	115,255,087

China Construction Bank, Cl H	119,740,924	77,495,233

China Shenhua Energy, Cl H	51,955,772	163,499,773

PetroChina, Cl H	400,566,481	236,626,894

PICC Property & Casualty, Cl H	103,405,464	105,484,112

Ping An Insurance Group of China, Cl A	31,893,064	211,279,987

Postal Savings Bank of China, Cl A	63,764,255	43,175,514

Wuliangye Yibin, Cl A	5,291,312	151,174,943

Zijin Mining Group, Cl A	62,889,852	113,007,972

		1,235,367,462

FRANCE — 3.2%

TotalEnergies	6,249,912	369,180,278

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2023

COMMON STOCK — continued

	Shares	Value

INDIA — 31.6%

Adani Enterprises	10,080,535	$215,709,103

Adani Green Energy *	14,730,874	158,148,585

Adani Ports & Special Economic Zone	20,845,055	160,991,877

Adani Transmission *	9,113,278	110,261,881

Ambuja Cements *	9,349,499	41,744,012

Bharti Airtel	20,107,059	183,366,422

Cipla	9,642,335	105,830,894

Coal India	36,716,564	95,712,629

Housing Development Finance	17,720,778	568,271,137

ICICI Bank	27,268,863	291,407,199

ITC	178,771,863	836,453,118

JSW Steel	11,660,256	97,907,248

Larsen & Toubro	1,617,457	42,694,899

NTPC	52,182,441	111,406,576

Reliance Industries	4,926,464	140,081,981

State Bank of India	37,074,992	237,003,444

Sun Pharmaceutical Industries	17,627,920	211,222,586

		3,608,213,591

INDONESIA — 4.6%

Bank Central Asia	475,452,230	278,160,522

Bank Mandiri Persero	345,676,437	238,048,837

Bank Negara Indonesia Persero	10,518,668	6,581,954

		522,791,313

ITALY — 1.4%

Eni	11,678,425	163,164,294

MACAO — 0.3%

Sands China *	10,932,392	37,978,791

MEXICO — 5.6%

America Movil	187,585,249	197,392,541

Grupo Financiero Banorte, Cl O	21,342,879	179,338,813

Wal-Mart de Mexico	66,258,754	264,213,020

		640,944,374

NETHERLANDS — 4.3%

ASML Holding	432,770	295,440,241

Heineken	1,819,251	195,831,308

		491,271,549

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2023

COMMON STOCK — continued

	Shares	Value

RUSSIA — 0.0%

Gazprom PJSC (A)	30,141,513	$3,879

LUKOIL PJSC (A)	2,087,971	269

MMC Norilsk Nickel PJSC (A)	15,556	2

Polymetal International * (A)	939,651	121

Polyus PJSC * (A)	426,420	55

Rosneft Oil PJSC (A)	23,574,787	3,034

Severstal PAO * (A)	772,406	99

		7,459

SOUTH KOREA — 3.1%

POSCO Holdings	569,649	161,165,829

Samsung Electronics	3,985,900	197,106,588

		358,272,417

TAIWAN — 5.1%

Taiwan Semiconductor Manufacturing	10,244,316	179,527,762

Taiwan Semiconductor Manufacturing ADR	4,284,221	398,518,237

		578,045,999

THAILAND — 0.5%

Kasikornbank	15,887,056	61,628,368

TURKEY — 1.2%

Turk Hava Yollari AO *	10,147,490	62,787,039

Turkiye Petrol Rafinerileri	2,663,103	73,665,847

		136,452,886

UNITED STATES — 5.5%

Consumer Staples — 2.2%

Philip Morris International	2,638,733	256,616,784

Energy — 1.2%

Exxon Mobil	1,214,831	133,218,367

Information Technology — 2.1%

NVIDIA	854,232	237,280,023

TOTAL UNITED STATES		627,115,174

Total Common Stock

(Cost $9,988,055,543)		10,291,873,836

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2023

PREFERRED STOCK — 5.2%

	Shares	Value

BRAZIL — 5.2%

Itau Unibanco Holding(B)	67,304,319	$329,867,822

Petroleo Brasileiro(B)	57,154,824	263,778,489

Total Preferred Stock

(Cost $673,433,198)		593,646,311

Total Investments— 95.2%

(Cost $10,661,488,741)		$10,885,520,147

Percentages are based on Net Assets of $11,439,244,609.

*	Non-income producing security.
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

PJSC —Public Joint Stock Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2023

The following is a summary of the level of inputs used as of March 31, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3†	Total

Common Stock

Brazil	$1,461,439,881	$—	$—	$1,461,439,881

China	—	1,235,367,462	—	1,235,367,462

France	—	369,180,278	—	369,180,278

India	—	3,608,213,591	—	3,608,213,591

Indonesia	—	522,791,313	—	522,791,313

Italy	—	163,164,294	—	163,164,294

Macao	—	37,978,791	—	37,978,791

Mexico	640,944,374	—	—	640,944,374

Netherlands	—	491,271,549	—	491,271,549

Russia	—	—	7,459	7,459

South Korea	—	358,272,417	—	358,272,417

Taiwan	398,518,237	179,527,762	—	578,045,999

Thailand	—	61,628,368	—	61,628,368

Turkey	—	136,452,886	—	136,452,886

United States	627,115,174	—	—	627,115,174

Total Common Stock	3,128,017,666	7,163,848,711	7,459	10,291,873,836

Preferred Stock

Brazil	593,646,311	—	—	593,646,311

Total Investments in

Securities	$3,721,663,977	$7,163,848,711	$7,459	$10,885,520,147

† A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2023 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the period April 1, 2022 through March 31, 2023, Institutional Shares of the GQG Partners Global Quality Equity Fund underperformed the benchmark MSCI ACWI by 108 basis points, posting a total return of -8.52 per cent versus a benchmark return of -7.44 per cent.

On a sector basis, the largest contributors to relative performance were an overweight to Energy, stock selection in Energy, and an overweight to Consumer Staples. The largest detractors to relative performance were stock selection in Information Technology, stock selection in Materials, and an underweight to Information Technology. On a country basis, the largest contributors to relative performance were stock selection in Brazil, India, and Denmark. The largest detractors to relative performance were stock selection in the United states, an overweight to Brazil, and stock selection in Canada.

During the period, we increased exposure to the Information Technology sector. We believe the overearning that occurred during the pandemic has re-based to more realistic levels while earnings expectations have normalized to pre-COVID trends. The fundamental picture is improving, in our view, with semiconductor inventories declining while demand for servers, personal computers, and smartphones appears to be bottoming out. In addition, recent advances in generative artificial intelligence and large-language model applications are expected to be a growth driver for data centers as well as select hardware and memory providers.

In contrast, we reduced exposure to Consumer Staples. We believe certain names in that sector had become expensive relative to their expected growth rates and we found what we consider to be more compelling opportunities elsewhere.

Notable Contributor to Performance

Exxon Mobil Corporation - Exxon Mobil is a Texas based oil and natural gas producer. It also markets petroleum, petrochemical and other specialty products. The stock increased during the period driven by record earnings. The production profile from Exxon’s existing assets in Guyana and the Permian Basin in west Texas appears to be robust while the company set investor expectations for elevated refining margins for the next several years until planned capacity additions come online in Asia and the Middle East.

Notable Detractor to Performance

Advanced Micro Devices - Advanced Micro Devices designs semiconductors that are used in personal computers, professional workstations, servers and gaming consoles. The company is based in California. The stock declined on concerns that demand for personal computers and gaming consoles was deteriorating and likely to negatively impact earnings growth in the second half of 2022.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2023 (Unaudited)

Definition of the Comparative Index

MSCI All Country World (Net) Index (MSCI ACWI) (Primary Benchmark for the GQG Partners Global Quality Equity Fund) The MSCI All Country World (Net) Index (MSCI ACWI) captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. DM countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2023 (Unaudited)

GROWTH OF A $500,000 INVESTMENT

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners Global Quality Equity Fund, Institutional Shares versus the MSCI All Country World (Net) Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2023*

	1 Year	3 Years	Annualized Inception to Date

Investor shares†	-8.73%	13.21%	9.07%

Institutional shares	-8.52%	13.41%	9.25%

R6 shares	-8.46%	13.41%	9.25%

MSCI All Country World (Net) Index	-7.44%	15.36%	8.03%

* The GQG Partners Global Quality Equity Fund commenced operations on March 29, 2019.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and may differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares. Returns for R6 Shares are identical to those of Institutional Shares as the classes share the same fee structure.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 14.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2023

SECTOR WEIGHTING (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.2%

	Shares	Value

AUSTRALIA — 2.9%

Glencore	6,979,804	$40,255,968

BRAZIL — 3.9%

Petroleo Brasileiro ADR	1,565,977	16,333,140

Vale	2,395,613	37,845,984

		54,179,124

CANADA — 2.9%

Enbridge	1,050,351	39,993,045

DENMARK — 4.8%

Novo Nordisk, Cl B	407,517	64,843,240

Novo Nordisk ADR	4,566	726,633

		65,569,873

FRANCE — 3.9%

TotalEnergies	919,097	54,290,762

GERMANY — 2.1%

Deutsche Telekom	1,184,750	28,760,801

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2023

COMMON STOCK — continued

	Shares	Value

INDIA — 6.7%

HDFC Bank ADR	913,113	$60,877,244

ICICI Bank ADR	1,453,632	31,369,378

		92,246,622

NETHERLANDS — 2.1%

ASML Holding	42,122	28,755,537

RUSSIA — 0.0%

LUKOIL PJSC (A)	57,094	7

SPAIN — 0.0%

Banco Bilbao Vizcaya Argentaria	84,483	605,085

TAIWAN — 0.0%

Taiwan Semiconductor Manufacturing ADR	5,982	556,446

UNITED KINGDOM — 9.3%

AstraZeneca	104,365	14,493,579

AstraZeneca ADR	1,037,415	72,006,975

British American Tobacco	743,417	26,120,163

British American Tobacco ADR	435,994	15,312,110

		127,932,827

UNITED STATES — 55.6%

Communication Services — 6.7%

Alphabet, Cl C *	573,717	59,666,568

Meta Platforms, Cl A *	153,114	32,450,981

		92,117,549

Consumer Staples — 3.4%

Nestle	102,479	12,514,471

Philip Morris International	350,453	34,081,554

		46,596,025

Energy — 6.2%

Exxon Mobil	526,263	57,710,001

Schlumberger	580,190	28,487,329

		86,197,330

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2023

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Financials — 3.0%

Visa, Cl A	182,548	$41,157,272

Health Care — 14.4%

Elevance Health	65,177	29,969,037

Eli Lilly	126,347	43,390,087

Humana	77,296	37,524,116

UnitedHealth Group	185,219	87,532,647

		198,415,887

Information Technology — 19.9%

Adobe *	65,029	25,060,226

Advanced Micro Devices *	273,595	26,815,046

Apple	296,842	48,949,246

Lam Research	45,761	24,258,821

Micron Technology	171,493	10,347,888

Microsoft	149,100	42,985,530

NVIDIA	147,447	40,956,353

ServiceNow *	62,299	28,951,591

Snowflake, Cl A *	88,338	13,629,670

Workday, Cl A *	60,432	12,481,625

		274,435,996

Utilities — 2.0%

Exelon	658,494	27,584,314

TOTAL UNITED STATES		766,504,373

Total Common Stock

(Cost $1,193,454,862)		1,299,650,470

PREFERRED STOCK — 2.7%

BRAZIL — 2.7%

Itau Unibanco Holding(B)	3,554,803	17,422,584

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2023

PREFERRED STOCK — continued

	Shares	Value

BRAZIL (continued)

Petroleo Brasileiro(B)	4,299,480	$19,842,775

Total Preferred Stock

(Cost $38,870,106)		37,265,359

Total Investments— 96.9%

(Cost $1,232,324,968)		$1,336,915,829

Percentages are based on Net Assets of $1,379,743,744.

* Non-income producing security.

(A)	Level 3 security in accordance with fair value hierarchy.
(B)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

PJSC —Public Joint Stock Company

The following is a summary of the level of inputs used as of March 31, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3†	Total

Common Stock

Australia	$—	$40,255,968	$—	$40,255,968

Brazil	54,179,124	—	—	54,179,124

Canada	39,993,045	—	—	39,993,045

Denmark	726,633	64,843,240	—	65,569,873

France	—	54,290,762	—	54,290,762

Germany	—	28,760,801	—	28,760,801

India	92,246,622	—	—	92,246,622

Netherlands	—	28,755,537	—	28,755,537

Russia	—	—	7	7

Spain	—	605,085	—	605,085

Taiwan	556,446	—	—	556,446

United Kingdom	87,319,085	40,613,742	—	127,932,827

United States	753,989,902	12,514,471	—	766,504,373

Total Common Stock	1,029,010,857	270,639,606	7	1,299,650,470

Preferred Stock

Brazil	37,265,359	—	—	37,265,359

Total Investments in

Securities	$1,066,276,216	$270,639,606	$7	$1,336,915,829

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2023

† A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND MARCH 31, 2023 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the period April 1, 2022 through March 31, 2023, Institutional Shares of the GQG Partners US Select Quality Equity Fund underperformed the benchmark S&P 500 Index by 267 basis points, posting a total return of -10.40 per cent versus a benchmark return of -7.73 per cent.

On a sector basis, the largest contributors to relative performance were an overweight to Energy, stock selection in Energy, and an underweight to Consumer Discretionary. The largest detractors to relative performance were stock selection in Information Technology, an underweight to Information Technology, and stock selection in Materials.

During the period, we added exposure to the Information Technology sector. We believe the overearning that occurred during the pandemic has re-based to more realistic levels while earnings expectations have normalized to pre-COVID trends. The fundamental picture is improving, in our view, with semiconductor inventories declining while demand for servers, personal computers, and smartphones appears to be bottoming out. In addition, recent advances in generative artificial intelligence and large-language model applications are expected to be a growth driver for data centers as well as select hardware and memory providers.

In contrast, we reduced exposure to Consumer Staples. We believe certain names in that sector had become expensive relative to their expected growth rates and we found what we consider to be more compelling opportunities elsewhere.

Notable Contributor to Performance

Exxon Mobil Corporation - Exxon Mobil is a Texas based oil and natural gas producer. It also markets petroleum, petrochemical and other specialty products. The stock increased during the period driven by record earnings. The production profile from Exxon’s existing assets in Guyana and the Permian Basin in west Texas appears to be robust while the company set investor expectations for elevated refining margins for the next several years until planned capacity additions come online in Asia and the Middle East.

Notable Detractor to Performance

Newmont Corporation - Newmont Corporation is a Colorado based miner of gold, copper, silver, zinc and lead. The company has operations in North America, Central America, South America, Australia and Ghana. The stock fell during the period after management reduced its guidance for near-term earnings growth due to a lighter production forecast and higher operating costs related to labor, energy and other inputs to its mining process.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND MARCH 31, 2023 (Unaudited)

Definition of the Comparative Index

S&P 500 Index (Primary Benchmark for the GQG Partners US Select Quality Equity Fund) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND MARCH 31, 2023 (Unaudited)

GROWTH OF A $500,000 INVESTMENT

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners US Select Quality Equity Fund, Institutional Shares versus the S&P 500 Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2023*

	1 Year	3 Years	Annualized Inception to Date

Investor shares†	-10.59%	15.88%	11.48%

Institutional shares	-10.40%	16.01%	11.61%

R6 shares	-10.39%	16.03%	11.63%

S&P 500 Index	-7.73%	18.60%	9.82%

* The GQG Partners US Select Quality Equity Fund commenced operations on September 28, 2018.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares. Returns for R6 Shares are similar to those of Institutional Shares as the classes share the same fee structure.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 22.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND MARCH 31, 2023

SECTOR WEIGHTING (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.4%

	Shares	Value

FRANCE — 2.6%

TotalEnergies ADR	608,901	$35,955,604

UNITED KINGDOM — 4.2%

AstraZeneca ADR	811,898	56,353,840

UNITED STATES — 88.6%

Communication Services — 7.9%

Alphabet, Cl C *	637,197	66,268,488

Meta Platforms, Cl A *	195,050	41,338,897

		107,607,385

Consumer Staples — 6.9%

Hershey	209,415	53,277,270

Philip Morris International	420,008	40,845,778

		94,123,048

Energy — 8.1%

Arch Resources	17,022	2,237,712

Exxon Mobil	624,211	68,450,978

Schlumberger	792,142	38,894,173

		109,582,863

Financials — 6.1%

Progressive	92,862	13,284,838

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND MARCH 31, 2023

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Financials (continued)

Visa, Cl A	309,077	$69,684,500

		82,969,338

Health Care — 22.5%

Elevance Health	115,769	53,231,744

Eli Lilly	201,752	69,285,672

Humana	115,777	56,205,102

Stryker	96,275	27,483,624

UnitedHealth Group	210,776	99,610,630

		305,816,772

Industrials — 1.2%

Huntington Ingalls Industries	75,690	15,669,344

Information Technology — 31.3%

Adobe *	105,850	40,791,415

Advanced Micro Devices *	439,739	43,098,819

Apple	432,665	71,346,458

Lam Research	65,271	34,601,463

Micron Technology	422,228	25,477,238

Microsoft	239,930	69,171,819

NVIDIA	194,135	53,924,879

ServiceNow *	92,340	42,912,245

Snowflake, Cl A *	130,835	20,186,532

Workday, Cl A *	114,949	23,741,566

		425,252,434

Utilities — 4.6%

Atmos Energy	59,781	6,716,993

Exelon	1,327,996	55,629,753

		62,346,746

TOTAL UNITED STATES		1,203,367,930

Total Common Stock

(Cost $1,194,219,696)		1,295,677,374

Total Investments — 95.4%
(Cost $1,194,219,696)		$1,295,677,374

Percentages are based on Net Assets of $1,358,633,168.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND MARCH 31, 2023

* Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

As of March 31, 2023, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2023 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the period April 1, 2022 through March 31, 2023, Institutional Shares of the GQG Partners Global Quality Dividend Income Fund outperformed the MSCI ACWI High Dividend Yield Index by 328 basis points, posting a total return of -1.46 per cent versus a benchmark return of -4.74 per cent.

On a sector basis, the largest contributors to relative performance were an overweight to Energy, stock selection in Energy, and stock selection in Financials. The largest detractors to relative performance were stock selection in Consumer Staples, Materials, and Utilities. On a country basis, the largest contributors to relative performance were stock selection in Brazil, stock selection in Denmark, and an underweight to the United States. The largest detractors to relative performance were stock selection in the United States, and overweight to Brazil, and stock selection in Switzerland.

During the period, we added exposure to the Information Technology sector. We believe the overearning that occurred during the pandemic has re-based to more realistic levels while earnings expectations have normalized to pre-COVID trends. The fundamental picture is improving, in our view, with semiconductor inventories declining while demand for servers, personal computers, and smartphones appears to be bottoming out. In addition, recent advances in generative artificial intelligence and large-language model applications are expected to be a growth driver for data centers as well as select hardware and memory providers.

In contrast, we reduced exposure to Utilities as we found what we consider to be more compelling opportunities elsewhere.

Notable Contributor to Performance

Exxon Mobil Corporation - Exxon Mobil is a Texas based oil and natural gas producer. It also markets petroleum, petrochemical and other specialty products. The stock increased during the period driven by record earnings. The production profile from Exxon’s existing assets in Guyana and the Permian Basin in west Texas appears to be robust while the company set investor expectations for elevated refining margins for the next several years until planned capacity additions come online in Asia and the Middle East.

Notable Detractor to Performance

Newmont Corporation - Newmont Corporation is a Colorado based miner of gold, copper, silver, zinc and lead. The company has operations in North America, Central America, South America, Australia and Ghana. The stock fell during the period after management reduced its guidance for near-term earnings growth due to a lighter production forecast and higher operating costs related to labor, energy and other inputs to its mining process.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2023 (Unaudited)

Definition of the Comparative Index

MSCI ACWI High Dividend Yield Index is based on MSCI ACWI, its parent index, and includes large and mid cap stocks across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2023 (Unaudited)

GROWTH OF A $500,000 INVESTMENT

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners Global Quality Dividend Income Fund Institutional Shares versus the MSCI ACWI High Dividend Yield (Net) Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2023*

	1 Year	Annualized Inception to Date

Investor shares†	-1.50%	2.32%

Institutional shares	-1.46%	2.35%

MSCI ACWI High Dividend Yield (Net) Index	-4.74%	-1.30%

* The GQG Partners Global Quality Dividend Income Fund commenced operations on June 30, 2021.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 28.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2023

SECTOR WEIGHTING (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 89.7%

	Shares	Value

AUSTRALIA — 3.5%

Glencore	406,196	$2,342,732

Rio Tinto ADR	12,336	846,250

		3,188,982

BRAZIL — 10.4%

Itau Unibanco Holding ADR	352,249	1,715,453

Petroleo Brasileiro ADR	414,106	4,319,126

Vale ADR, Cl B	213,629	3,371,065

		9,405,644

CANADA — 4.6%

Enbridge	89,308	3,400,481

Fortis	16,880	716,560

		4,117,041

CHINA — 2.1%

China Construction Bank, Cl H	1,738,266	1,124,990

China Shenhua Energy, Cl H	215,000	676,584

Postal Savings Bank of China, Cl A	212,772	144,070

		1,945,644

DENMARK — 2.5%

Novo Nordisk ADR	14,349	2,283,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2023

COMMON STOCK — continued

	Shares	Value

FRANCE — 6.1%

BNP Paribas	23,157	$1,388,488

TotalEnergies	69,558	4,108,768

		5,497,256

GERMANY — 4.1%

Deutsche Telekom	100,332	2,435,643

Muenchener Rueckversicherungs-Gesellschaft in Muenchen	3,543	1,240,986

		3,676,629

INDIA — 3.4%

Infosys ADR	58,055	1,012,479

ITC	436,824	2,043,850

		3,056,329

ITALY — 1.8%

Eni ADR	56,866	1,592,248

JAPAN — 1.6%

Tokio Marine Holdings	76,867	1,475,801

RUSSIA — 0.0%

Gazprom PJSC (A)	177,982	23

MMC Norilsk Nickel PJSC (A)	1,511	—

Polyus PJSC (A)	1,565	—

Rosneft Oil PJSC (A)	134,799	18

		41

SOUTH KOREA — 0.4%

Samsung Electronics	6,534	323,112

SPAIN — 3.0%

Banco Bilbao Vizcaya Argentaria	155,091	1,110,794

CaixaBank	401,779	1,570,540

		2,681,334

TAIWAN — 2.2%

Taiwan Semiconductor Manufacturing ADR	21,832	2,030,813

UNITED KINGDOM — 8.0%

AstraZeneca ADR	59,341	4,118,859

British American Tobacco ADR	88,917	3,122,765

		7,241,624

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2023

COMMON STOCK — continued

	Shares	Value

UNITED STATES — 36.0%

Consumer Staples — 8.5%

Coca-Cola	32,847	$2,037,499

Nestle	23,685	2,892,351

Philip Morris International	28,259	2,748,188

		7,678,038

Energy — 4.3%

Exxon Mobil	24,566	2,693,907

ONEOK	18,816	1,195,569

		3,889,476

Health Care — 9.3%

AbbVie	10,032	1,598,800

Humana	3,410	1,655,419

Roche Holding	5,248	1,501,875

UnitedHealth Group	7,713	3,645,087

		8,401,181

Industrials — 1.8%

United Parcel Service, Cl B	8,366	1,622,920

Information Technology — 10.1%

Broadcom	4,795	3,076,184

Lam Research	3,131	1,659,806

Microsoft	7,104	2,048,083

Oracle	25,704	2,388,416

		9,172,489

Utilities — 2.0%

Exelon	43,364	1,816,518

TOTAL UNITED STATES		32,580,622

Total Common Stock

(Cost $78,349,964)		81,096,620

Total Investments — 89.7%
(Cost $78,349,964)		$81,096,620

Percentages are based on Net Assets of $90,392,039.

(A)	Level 3 security in accordance with fair value hierarchy.

ADR — American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2023

Cl — Class

PJSC — Public Joint Stock Company

The following is a summary of the level of inputs used as of March 31, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3†	Total

Common Stock

Australia	$846,250	$2,342,732	$—	$3,188,982

Brazil	9,405,644	—	—	9,405,644

Canada	4,117,041	—	—	4,117,041

China	—	1,945,644	—	1,945,644

Denmark	2,283,500	—	—	2,283,500

France	—	5,497,256	—	5,497,256

Germany	—	3,676,629	—	3,676,629

India	1,012,479	2,043,850	—	3,056,329

Italy	1,592,248	—	—	1,592,248

Japan	—	1,475,801	—	1,475,801

Russia	—	—	41	41

South Korea	—	323,112	—	323,112

Spain	—	2,681,334	—	2,681,334

Taiwan	2,030,813	—	—	2,030,813

United Kingdom	7,241,624	—	—	7,241,624

United States	28,186,396	4,394,226	—	32,580,622

Total Common Stock	56,715,995	24,380,584	41	81,096,620

Total Investments in Securities	$56,715,995	$24,380,584	$41	$81,096,620

† A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2023 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the period April 1, 2022 through March 31, 2023, Institutional Shares of the GQG Partners International Quality Dividend Income Fund underperformed the MSCI ACWI ex USA High Dividend Yield Index by 322 basis points, posting a total return of -6.21 per cent versus a benchmark return of -2.99 per cent.

On a sector basis, the largest contributors to relative performance were an overweight to Energy, stock selection in Healthcare, and an overweight to Consumer Staples. The largest detractors to relative performance were stock selection in Financials, Consumer Staples, and Utilities. On a country basis, the largest contributors to relative performance were stock selection in the United States, Denmark, and Sweden. The largest detractors to relative performance were stock selection in Canada, stock selection in Switzerland, and an overweight to Brazil.

During the period, we increased exposure to the Information Technology and Financials sectors. In Information Technology, we believe the overearning that occurred during the pandemic has re-based to more realistic levels while earnings expectations have normalized to pre-COVID trends. The fundamental picture is improving, in our view, with semiconductor inventories declining while demand for servers, personal computers, and smartphones appears to be bottoming out. In addition, recent advances in generative artificial intelligence and large-language model applications are expected to be a growth driver for data centers as well as select hardware and memory providers. In Financials, we identified select companies that are expected to benefit from a rising interest rate environment and/or solid loan growth.

In contrast, we reduced exposure to the Materials sector where we exited or sized down stocks that we felt would be impacted by the rising interest rate environment and its potential pressure on global economic activity.

Notable Contributor to Performance

Novo Nordisk - Novo Nordisk is a global pharmaceuticals company with a focus on diabetes and obesity. Novo is headquartered in Denmark. The stock increased after the company reported strong results in 2022 with revenue and earnings ahead of consensus expectations despite production problems with its key obesity application, which has seen strong demand in its current markets. In 2023, the company appeared to address some of those production issues. In addition, the World Health Organization announced it may add anti-obesity products to its list of essential medicines, improving the likelihood that obesity may be viewed as a chronic disease in lower-income countries and qualify for government subsidies.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2023 (Unaudited)

Notable Detractor to Performance

Newmont Corporation - Newmont Corporation is a Colorado based miner of gold, copper, silver, zinc and lead. The company has operations in North America, Central America, South America, Australia and Ghana. The stock fell during the period after management reduced its guidance for near-term earnings growth due to a lighter production forecast and higher operating costs related to labor, energy and other inputs to its mining process.

Definition of the Comparative Index

MSCI ACWI ex USA High Dividend Yield Index is based on MSCI ACWI ex USA, its parent index, and includes large and mid cap stocks across 22 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2023 (Unaudited)

GROWTH OF A $500,000 INVESTMENT

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners International Quality Dividend Income Fund, Institutional Shares versus the MSCI ACWI ex USA High Dividend Yield (Net) Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2023*

	1 Year	Annualized Inception to Date

Investor shares†	-6.24%	-4.97%

Institutional shares	-6.21%	-4.95%

MSCI ACWI ex USA High Dividend Yield (Net) Index	-2.99%	-0.31%

* The GQG Partners International Quality Dividend Income Fund commenced operations on June 30, 2021.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 35.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2023

SECTOR WEIGHTING (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.5%
	Shares	Value

AUSTRALIA — 7.4%

Glencore	656,142	$3,784,294

New Hope	266,423	1,014,968

Rio Tinto ADR	35,023	2,402,578

		7,201,840

BRAZIL — 10.7%

Itau Unibanco Holding ADR	515,673	2,511,327

Petroleo Brasileiro ADR	498,775	5,202,223

Vale ADR, Cl B	168,324	2,656,153

		10,369,703

CANADA — 9.3%

Emera	71,953	2,951,809

Enbridge	76,119	2,898,299

Fortis	74,516	3,163,220

		9,013,328

CHINA — 4.7%

China Construction Bank, Cl H	3,743,093	2,422,496

China Shenhua Energy, Cl H	308,316	970,240

PICC Property & Casualty, Cl H	997,548	1,017,601

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2023

COMMON STOCK — continued

	Shares	Value

CHINA (continued)

Postal Savings Bank of China, Cl A	182,624	$123,657

		4,533,994

DENMARK — 4.6%

Novo Nordisk, Cl B	28,445	4,526,108

FRANCE — 6.8%

BNP Paribas	33,179	1,989,404

TotalEnergies	78,186	4,618,422

		6,607,826

GERMANY — 3.9%

Deutsche Telekom	86,585	2,101,923

Muenchener Rueckversicherungs-Gesellschaft in Muenchen	4,899	1,715,944

		3,817,867

INDIA — 5.5%

Coal India	234,483	611,250

ITC	658,839	3,082,632

NTPC	466,597	996,158

Power Grid Corp of India	242,341	667,185

		5,357,225

INDONESIA — 1.8%

Bank Mandiri Persero	2,568,658	1,768,897

ITALY — 1.7%

Eni	116,168	1,623,033

JAPAN — 2.0%

Tokio Marine Holdings	101,047	1,940,043

RUSSIA — 0.0%

Gazprom PJSC (A)	141,071	18

MMC Norilsk Nickel PJSC (A)	866	—

Polyus PJSC * (A)	1,135	—

Rosneft Oil PJSC (A)	98,129	13

		31

SOUTH KOREA — 0.5%

Samsung Electronics	9,401	464,888

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2023

COMMON STOCK — continued

	Shares	Value

SPAIN — 2.3%

Banco Bilbao Vizcaya Argentaria	43,290	$310,052

CaixaBank	485,316	1,897,084

		2,207,136

SWITZERLAND — 3.1%

Novartis	32,549	2,993,181

TAIWAN — 6.4%

MediaTek	48,000	1,244,454

Taiwan Semiconductor Manufacturing ADR	53,624	4,988,104

		6,232,558

UNITED KINGDOM — 14.7%

AstraZeneca	42,482	5,899,643

British American Tobacco	127,142	4,467,170

Imperial Brands	170,597	3,932,043

		14,298,856

UNITED STATES — 11.1%

Consumer Staples — 7.1%

Nestle	31,895	3,894,935

Philip Morris International	30,385	2,954,941

		6,849,876

Energy — 2.0%

Exxon Mobil	17,610	1,931,113

Information Technology — 2.0%

Broadcom	3,053	1,958,622

TOTAL UNITED STATES		10,739,611

Total Common Stock

(Cost $89,874,354)		93,696,125

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2023

PREFERRED STOCK — 0.8%

	Shares	Value

BRAZIL — 0.8%

Petroleo Brasileiro(B)

Cost (895,589)	162,324	$749,151

Total Investments— 97.3%
(Cost $90,769,943)		$94,445,276

Percentages are based on Net Assets of $97,052,744.

*	Non-income producing security.

(A)	Level 3 security in accordance with fair value hierarchy.

(B)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

PJSC — Public Joint Stock Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2023

The following is a summary of the level of inputs used as of March 31, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3†	Total

Common Stock

Australia	$2,402,578	$4,799,262	$—	$7,201,840

Brazil	10,369,703	—	—	10,369,703

Canada	9,013,328	—	—	9,013,328

China	—	4,533,994	—	4,533,994

Denmark	—	4,526,108	—	4,526,108

France	—	6,607,826	—	6,607,826

Germany	—	3,817,867	—	3,817,867

India	—	5,357,225	—	5,357,225

Indonesia	—	1,768,897	—	1,768,897

Italy	—	1,623,033	—	1,623,033

Japan	—	1,940,043	—	1,940,043

Russia	—	—	31	31

South Korea	—	464,888	—	464,888

Spain	—	2,207,136	—	2,207,136

Switzerland	—	2,993,181	—	2,993,181

Taiwan	4,988,104	1,244,454	—	6,232,558

United Kingdom	—	14,298,856	—	14,298,856

United States	6,844,676	3,894,935	—	10,739,611

Total Common Stock	33,618,389	60,077,705	31	93,696,125

Preferred Stock

Brazil	749,151	—	—	749,151

Total Investments in Securities	$34,367,540	$60,077,705	$31	$94,445,276

† A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND MARCH 31, 2023 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the period April 1, 2022 through March 31, 2023, Institutional Shares of the GQG Partners US Quality Dividend Income Fund outperformed the MSCI USA High Dividend Yield Index by 159 basis points, posting a total return of -2.27 per cent versus a benchmark return of -3.86 per cent.

On a sector basis, the largest contributors to relative performance were an overweight to Energy, an underweight to Financials, and stock selection in Healthcare. The largest detractors to relative performance were stock selection in Consumer Staples, Financials, and Materials.

During the period, we increased exposure to the Information Technology sector. We believe the overearning that occurred during the pandemic has re-based to more realistic levels while earnings expectations have normalized to pre-COVID trends. The fundamental picture is improving, in our view, with semiconductor inventories declining while demand for servers, personal computers, and smartphones appears to be bottoming out. In addition, recent advances in generative artificial intelligence and large-language model applications are expected to be a growth driver for data centers as well as select hardware and memory providers.

In contrast, we reduced exposure to Consumer Staples. We believe certain names in that sector had become expensive relative to their expected growth rates and we found what we consider to be more compelling opportunities elsewhere.

Notable Contributor to Performance

Exxon Mobil Corporation - Exxon Mobil is a Texas based oil and natural gas producer. It also markets petroleum, petrochemical and other specialty products. The stock increased during the period driven by record earnings. The production profile from Exxon’s existing assets in Guyana and the Permian Basin in west Texas appears to be robust while the company set investor expectations for elevated refining margins for the next several years until planned capacity additions come online in Asia and the Middle East.

Notable Detractor to Performance

Newmont Corporation - Newmont Corporation is a Colorado based miner of gold, copper, silver, zinc and lead. The company has operations in North America, Central America, South America, Australia and Ghana. The stock fell during the period after management reduced its guidance for near-term earnings growth due to a lighter production forecast and higher operating costs related to labor, energy and other inputs to its mining process.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND MARCH 31, 2023 (Unaudited)

Definition of the Comparative Index

MSCI USA High Dividend Yield Index is based on the MSCI USA Index, its parent index, and includes large and mid cap stocks. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND MARCH 31, 2023 (Unaudited)

GROWTH OF A $500,000 INVESTMENT

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners US Quality Dividend Income Fund, Institutional Shares versus the MSCI USA High Dividend Yield (Net) Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2023*

	1 Year	Annualized Inception to Date

Investor shares†	-2.30%	8.76%

Institutional shares	-2.27%	8.78%

MSCI USA High Dividend Yield (Net) Index	-3.86%	1.33%

* The GQG Partners US Quality Dividend Income Fund commenced operations on June 30, 2021.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 43.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND MARCH 31, 2023

SECTOR WEIGHTING (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 90.6%

	Shares	Value

AUSTRALIA — 1.0%

Rio Tinto ADR	24,704	$1,694,694

CANADA — 2.9%

Enbridge	124,597	4,753,375

UNITED KINGDOM — 7.0%

AstraZeneca ADR	84,552	5,868,755

British American Tobacco ADR	161,086	5,657,340

		11,526,095

UNITED STATES — 79.7%

Consumer Staples — 16.0%

Altria Group	95,906	4,279,326

Coca-Cola	96,522	5,987,260

General Mills	31,316	2,676,265

Philip Morris International	86,817	8,442,953

Walmart	33,254	4,903,302

		26,289,106

Energy — 17.1%

Arch Resources	28,269	3,716,243

Chevron	35,275	5,755,469

Exxon Mobil	111,974	12,279,069

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND MARCH 31, 2023

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Energy (continued)

ONEOK	75,677	$4,808,517

Valero Energy	10,452	1,459,099

		28,018,397

Financials — 1.3%

CME Group, Cl A	11,362	2,176,050

Health Care — 12.3%

AbbVie	30,642	4,883,416

Eli Lilly	9,658	3,316,750

Merck	37,580	3,998,136

UnitedHealth Group	16,807	7,942,820

		20,141,122

Industrials — 5.5%

Huntington Ingalls Industries	11,548	2,390,667

Lockheed Martin	3,446	1,629,028

United Parcel Service, Cl B	25,472	4,941,313

		8,961,008

Information Technology — 9.8%

Broadcom	7,904	5,070,732

Lam Research	6,110	3,239,033

Microsoft	11,764	3,391,561

Oracle	46,196	4,292,533

		15,993,859

Materials — 3.3%

Freeport-McMoRan	88,070	3,602,944

Newmont	35,301	1,730,455

		5,333,399

Utilities — 14.4%

American Electric Power	50,690	4,612,283

Atmos Energy	30,721	3,451,812

CMS Energy	61,727	3,788,803

Exelon	206,524	8,651,290

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND MARCH 31, 2023

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Utilities (continued)

FirstEnergy	79,097	$3,168,626

		23,672,814

TOTAL UNITED STATES		130,585,755

Total Common Stock

(Cost $139,042,472)		148,559,919

Total Investments — 90.6%
(Cost $139,042,472)		$148,559,919

Percentages are based on Net Assets of $163,898,051.

ADR — American Depositary Receipt

Cl — Class

As of March 31, 2023, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Emerging Markets Equity Fund	GQG Partners Global Quality Equity Fund	GQG Partners US Select Quality Equity Fund
Assets:
Investments, at Value (Cost $10,661,488,741, $1,232,324,968 and $1,194,219,696)	$10,885,520,147	$1,336,915,829	$1,295,677,374

Foreign Currency, at Value (Cost $30,087, $119,047 and $86)	30,025	120,344	80

Cash	602,679,942	41,277,048	30,238,508

Receivable for Investment Securities Sold	33,486,041	12,935,787	54,871,791

Dividend and Interest Receivable	32,405,296	2,949,187	2,171,219

Receivable for Capital Shares Sold	30,169,940	11,273,230	1,629,593

Reclaim Receivable	4,287,615	929,604	67,337
Unrealized Gain on Foreign Spot Currency Contracts	–	1,102	–

Other Prepaid Expenses	357,241	67,960	73,879

Total Assets	11,588,936,247	1,406,470,091	1,384,729,781

Liabilities:

Accrued Foreign Capital Gains Tax on Appreciated Securities	82,939,951	–	–

Payable for Investment Securities Purchased	46,198,679	10,373,084	22,831,616

Payable for Capital Shares Redeemed	10,680,597	15,423,608	2,643,896
Payable to Investment Adviser	8,411,498	780,988	480,928

Payable to Administrator	275,759	33,465	33,171

Unrealized Loss on Foreign Spot Currency Contracts	121,937	–	–

Shareholder Servicing Fees Payable, Investor Shares	15,102	10,116	24,597

Audit Fee Payable	12,450	12,200	12,300

Payable to Trustees	11,428	1,402	1,405

Chief Compliance Officer Fees Payable	4,615	566	567
Other Accrued Expenses and Other Payables	1,019,622	90,918	68,133

Total Liabilities	149,691,638	26,726,347	26,096,613

Net Assets	$11,439,244,609	$1,379,743,744	$1,358,633,168

Net Assets Consist of:

Paid-in Capital	$12,804,299,990	$1,386,632,968	$1,349,808,822

Total Distributable Earnings/(Loss)	(1,365,055,381)	(6,889,224)	8,824,346

Net Assets	$11,439,244,609	$1,379,743,744	$1,358,633,168

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Emerging Markets Equity Fund	GQG Partners Global Quality Equity Fund	GQG Partners US Select Quality Equity Fund
Investor Shares:

Net Assets	$294,807,877	$23,321,142	$82,942,663

Outstanding Shares of beneficial interest (unlimited authorization — no par value)	22,748,954	1,720,552	5,463,665

Net Asset Value, Offering and Redemption Price Per Share	$12.96	$13.55	$15.18

Institutional Shares:

Net Assets	$10,954,712,581	$1,308,554,259	$1,267,680,180

Outstanding Shares of beneficial interest (unlimited authorization — no par value)	840,606,127	96,186,846	83,160,789

Net Asset Value, Offering and Redemption Price Per Share	$13.03	$13.60	$15.24

R6 Shares:

Net Assets	$189,724,151	$47,868,343	$8,010,325

Outstanding Shares of beneficial interest (unlimited authorization — no par value)	14,556,416	3,520,195	525,314

Net Asset Value, Offering and Redemption Price Per Share	$13.03	$13.60	$15.25

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Global Quality Dividend Income Fund	GQG Partners International Quality Dividend Income Fund	GQG Partners US Quality Dividend Income Fund
Assets:
Investments, at Value (Cost $78,349,964, $90,769,943 and $139,042,472)	$81,096,620	$94,445,276	$148,559,919
Foreign Currency, at Value (Cost $55, $361,633 and $–)	–	361,651	–

Cash	3,043,237	4,103,195	11,590,425

Receivable for Investment Securities Sold	9,593,087	8,615,662	3,134,943

Dividend and Interest Receivable	364,453	652,079	577,322

Reclaim Receivable	61,894	114,850	–

Receivable for Capital Shares Sold	38,490	53,974	108,637

Other Prepaid Expenses	12,003	19,606	6,104

Total Assets	94,209,784	108,366,293	163,977,350

Liabilities:

Payable for Investment Securities Purchased	3,698,264	11,143,146	–

Accrued Foreign Capital Gains Tax on Appreciated Securities	43,314	85,412	–

Payable to Investment Adviser	32,663	25,012	38,878

Audit Fee Payable	12,450	12,450	12,300

Transfer Agent Fee Payable	6,680	7,063	7,000

Unrealized Loss on Foreign Spot Currency Contracts	6,344	7,643	–

Payable to Administrator	5,520	5,520	5,520

Shareholder Servicing Fees Payable, Investor Shares	678	1,336	670

Payable to Trustees	94	99	167

Chief Compliance Officer Fees Payable	38	40	67

Payable for Capital Shares Redeemed	–	2,416	11,624

Other Accrued Expenses and Other Payables	11,700	23,412	3,073

Total Liabilities	3,817,745	11,313,549	79,299

Net Assets	$90,392,039	$97,052,744	$163,898,051

Net Assets Consist of:

Paid-in Capital	$94,620,879	$105,645,816	$163,548,673

Total Distributable Earnings/(Loss)	(4,228,840)	(8,593,072)	349,378

Net Assets	$90,392,039	$97,052,744	$163,898,051

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Global Quality Dividend Income Fund	GQG Partners International Quality Dividend Income Fund	GQG Partners US Quality Dividend Income Fund
Investor Shares:

Net Assets	$9,124,341	$5,562,173	$4,082,882

Outstanding Shares of beneficial interest (unlimited authorization — no par value)	944,878	660,893	369,762

Net Asset Value, Offering and Redemption Price Per Share	$9.66	$8.42	$11.04

Institutional Shares:

Net Assets	$81,267,698	$91,490,571	$159,815,169

Outstanding Shares of beneficial interest (unlimited authorization — no par value)	8,417,103	10,870,494	14,470,346

Net Asset Value, Offering and Redemption Price Per Share	$9.66	$8.42	$11.04

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS FOR THE YEAR ENDED MARCH 31, 2023

STATEMENTS OF OPERATIONS

	GQG Partners Emerging Markets Equity Fund	GQG Partners Global Quality Equity Fund	GQG Partners US Select Quality Equity Fund
Investment Income:

Dividends	$670,337,069	$50,460,194	$29,678,969

Interest	10,899,606	1,092,994	1,624,697

Less: Foreign Taxes Withheld	(47,487,149)	(1,029,097)	(54,182)

Total Investment Income	633,749,526	50,524,091	31,249,484

Expenses:

Investment Advisory Fees	88,681,692	7,596,613	5,573,781

Administration Fees	2,992,936	354,378	375,843

Shareholder Servicing Fees, Investor Shares	543,462	35,491	148,017

Trustees’ Fees	46,200	5,692	5,913

Chief Compliance Officer Fees	10,484	3,222	3,251

Custodian Fees	2,688,043	67,353	13,692

Registration and Filing Fees	814,925	188,097	150,336

Transfer Agent Fees	543,617	79,519	83,258

Printing Fees	455,815	49,770	70,159

Legal Fees	183,280	20,965	22,443

Audit Fees	26,119	25,720	25,519

Other Expenses	125,906	13,123	15,975

Total Expenses	97,112,479	8,439,943	6,488,187

Less:

Waiver of Investment Advisory Fees	(93,843)	–	(223,450)

Advisory Waiver Recapture - Note 5	761,455	392,605	–

Fees Paid Indirectly	(687,856)	(33,561)	(62,663)

Net Expenses	97,092,235	8,798,987	6,202,074

Net Investment Income	536,657,291	41,725,104	25,047,410

Net Realized Gain (Loss) on:
Investments	(1,251,603,303)	(117,699,420)	(97,014,258)

Foreign Currency Transactions	(16,396,679)	(138,935)	–

Net Realized Loss	(1,267,999,982)	(117,838,355)	(97,014,258)

Net Change in Unrealized Appreciation (Depreciation) on:

Investments	(345,155,992)	(19,346,079)	(54,189,261)

Accrued Foreign Capital Gains Tax on Appreciated Securities	(28,780,819)	–	–

Foreign Currency Translation	379,558	28,497	(5)

Net Change in Unrealized Depreciation	(373,557,253)	(19,317,582)	(54,189,266)

Net Realized and Unrealized Loss	(1,641,557,235)	(137,155,937)	(151,203,524)

Net Decrease in Net Assets Resulting from Operations	$(1,104,899,944)	$(95,430,833)	$(126,156,114)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS FOR THE YEAR ENDED MARCH 31, 2023

STATEMENTS OF OPERATIONS

	GQG Partners Global Quality Dividend Income Fund	GQG Partners International Quality Dividend Income Fund	GQG Partners US Quality Dividend Income Fund
Investment Income:
Dividends	$4,889,719	$5,466,541	$4,599,774
Interest	100,703	107,765	212,220
Less: Foreign Taxes Withheld	(193,671)	(320,204)	(37,232)

Total Investment Income	4,796,751	5,254,102	4,774,762

Expenses:
Investment Advisory Fees	508,780	491,446	578,623
Administration Fees	65,000	65,000	65,000
Shareholder Servicing Fees, Investor Shares	5,704	2,236	1,803
Chief Compliance Officer Fees	2,124	2,135	2,193
Trustees’ Fees	374	374	637
Registration and Filing Fees	44,842	43,881	50,826
Transfer Agent Fees	41,815	42,116	42,998
Audit Fees	26,119	26,119	25,820
Offering Costs	13,762	13,762	13,762
Printing Fees	2,330	3,327	4,353
Legal Fees	1,447	1,362	2,280
Custodian Fees	–	17,078	1,832
Other Expenses	10,324	16,831	6,041

Total Expenses	722,621	725,667	796,168

Less:
Waiver of Investment Advisory Fees	(129,569)	(128,072)	(168,431)
Fees Paid Indirectly	(894)	(292)	(646)

Net Expenses	592,158	597,303	627,091

Net Investment Income	4,204,593	4,656,799	4,147,671

Net Realized Gain (Loss) on:
Investments	(2,336,380)	(7,847,290)	(6,780,455)
Foreign Currency Transactions	(20,211)	7,289	–

Net Realized Loss	(2,356,591)	(7,840,001)	(6,780,455)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,960,724)	2,242,131	609,198
Accrued Foreign Capital Gains Tax on Appreciated Securities	(43,314)	(85,412)	–
Foreign Currency Translation	2,546	7,707	–

Net Change in Unrealized Appreciation (Depreciation)	(2,001,492)	2,164,426	609,198

Net Realized and Unrealized Loss	(4,358,083)	(5,675,575)	(6,171,257)

Net Decrease in Net Assets Resulting from Operations	$(153,490)	$(1,018,776)	$(2,023,586)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Period Ended March 31, 2022(1)	Year Ended July 31, 2021
Operations:
Net Investment Income	$536,657,291	$194,421,361	$61,937,095
Net Realized Gain (Loss)	(1,267,999,982)	(237,894,532)	386,863,002
Net Change in Unrealized Appreciation (Depreciation)	(373,557,253)	(836,417,176)	383,837,887

Net Increase (Decrease) in Net Assets Resulting From Operations	(1,104,899,944)	(879,890,347)	832,637,984

Distributions
Investor Shares	(11,639,537)	(8,353,349)	(204,085)
Institutional Shares	(522,487,692)	(328,324,366)	(14,768,602)
R6 Shares	(7,429,787)	(2,771,091)	(72,130)

Total Distributions	(541,557,016)	(339,448,806)	(15,044,817)

Capital Share Transactions (2):
Investor Shares
Issued	206,842,185	132,044,594	137,607,604
Reinvestment of Distributions	11,520,897	8,243,157	201,627
Redeemed	(93,451,431)	(80,116,888)	(67,469,610)

Net Investor Shares Transactions	124,911,651	60,170,863	70,339,621

Institutional Shares
Issued	6,945,155,885	3,060,894,668	4,276,032,754
Reinvestment of Distributions	434,699,688	254,435,943	11,352,390
Redeemed	(3,632,235,201)	(1,755,674,769)	(933,212,221)

Net Institutional Shares Transactions	3,747,620,372	1,559,655,842	3,354,172,923

R6 Shares
Issued	171,290,896	25,838,822	50,810,727
Reinvestment of Distributions	7,196,707	2,712,960	72,130
Redeemed	(44,808,073)	(18,017,008)	(12,757,155)

Net R6 Shares Transactions	133,679,530	10,534,774	38,125,702

Net Increase in Net Assets From Capital Share Transactions	4,006,211,553	1,630,361,479	3,462,638,246

Total Increase in Net Assets	2,359,754,593	411,022,326	4,280,231,413

Net Assets:
Beginning of Year or Period	9,079,490,016	8,668,467,690	4,388,236,277

End of Year or Period	$11,439,244,609	$9,079,490,016	$8,668,467,690

(1) For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2) See Note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Period Ended March 31, 2022(1)	Year Ended July 31, 2021
Operations:
Net Investment Income	$41,725,104	$14,195,056	$3,471,690
Net Realized Gain (Loss)	(117,838,355)	3,902,428	(1,310,651)
Net Change in Unrealized Appreciation (Depreciation)	(19,317,582)	28,584,342	67,420,143

Net Increase (Decrease) in Net Assets Resulting From Operations	(95,430,833)	46,681,826	69,581,182

Distributions
Investor Shares	(634,128)	(36,648)	–
Institutional Shares	(37,678,705)	(11,799,498)	(397,457)
R6 Shares	(1,372,115)	(827,052)	(358)

Total Distributions	(39,684,948)	(12,663,198)	(397,815)

Capital Share Transactions (2):
Investor Shares
Issued	26,182,905	1,950,227	946,932
Reinvestment of Distributions	633,906	35,486	–
Redeemed	(6,306,884)	(62,261)	(435,871)

Net Investor Shares Transactions	20,509,927	1,923,452	511,061

Institutional Shares
Issued	884,807,586	246,405,116	432,020,577
Reinvestment of Distributions	33,659,269	11,585,803	395,333
Redeemed	(316,652,650)	(65,424,825)	(88,747,400)

Net Institutional Shares Transactions	601,814,205	192,566,094	343,668,510

R6 Shares
Issued	1,900,154	–	49,246,709
Reinvestment of Distributions	1,372,115	827,052	358
Redeemed	(1,072,762)	(4,200,000)	–

Net R6 Shares Transactions	2,199,507	(3,372,948)	49,247,067

Net Increase in Net Assets From Capital Share Transactions	624,523,639	191,116,598	393,426,638

Total Increase in Net Assets	489,407,858	225,135,226	462,610,005

Net Assets:
Beginning of Year or Period	890,335,886	665,200,660	202,590,655

End of Year or Period	$1,379,743,744	$890,335,886	$665,200,660

(1) For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2) See Note 7 in Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Period Ended March 31, 2022(1)	Year Ended July 31, 2021
Operations:
Net Investment Income	$25,047,410	$7,897,425	$3,766,535
Net Realized Gain (Loss)	(97,014,258)	36,652,751	6,466,282
Net Change in Unrealized Appreciation (Depreciation)	(54,189,266)	28,197,009	101,748,985

Net Increase (Decrease) in Net Assets Resulting From Operations	(126,156,114)	72,747,185	111,981,802

Distributions
Investor Shares	(3,499,063)	(330,662)	(9,539)
Institutional Shares	(57,344,131)	(12,777,871)	(3,506,010)
R6 Shares	(346,679)	(131,593)	(2,421)

Total Distributions	(61,189,873)	(13,240,126)	(3,517,970)

Capital Share Transactions (2):
Investor Shares
Issued	92,719,744	23,588,569	819,339
Reinvestment of Distributions	3,499,063	330,643	9,539
Redeemed	(30,631,601)	(1,086,953)	(225,864)

Net Investor Shares Transactions	65,587,206	22,832,259	603,014

Institutional Shares
Issued	791,491,635	260,265,790	434,141,334
Reinvestment of Distributions	54,301,888	12,509,791	3,239,261
Redeemed	(284,869,964)	(118,556,349)	(38,607,432)

Net Institutional Shares Transactions	560,923,559	154,219,232	398,773,163

R6 Shares
Issued	1,806,156	1,382,669	9,982,295
Reinvestment of Distributions	346,679	131,593	2,421
Redeemed	(2,471,397)	(2,495,857)	(1,159,336)

Net R6 Shares Transactions	(318,562)	(981,595)	8,825,380

Net Increase in Net Assets From Capital Share Transactions	626,192,203	176,069,896	408,201,557

Total Increase in Net Assets	438,846,216	235,576,955	516,665,389

Net Assets:
Beginning of Year or Period	919,786,952	684,209,997	167,544,608

End of Year or Period	$1,358,633,168	$919,786,952	$684,209,997

(1) For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2) See Note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Period Ended, March 31, 2022(1)
Operations:
Net Investment Income	$4,204,593	$1,298,373
Net Realized Loss	(2,356,591)	(4,614,657)
Net Change in Unrealized Appreciation (Depreciation)	(2,001,492)	4,707,054

Net Increase (Decrease) in Net Assets Resulting From Operations	(153,490)	1,390,770

Distributions
Investor Shares	(312,405)	(20,339)
Institutional Shares	(3,874,098)	(1,262,328)
Return of Capital
Investor Shares	(241)	(641)
Institutional Shares	(2,991)	(39,797)

Total Distributions	(4,189,735)	(1,323,105)

Capital Share Transactions (2):
Investor Shares
Issued	8,033,888	1,002,616
Reinvestment of Distributions	312,519	20,963
Redeemed	(860,802)	(5)

Net Investor Shares Transactions	7,485,605	1,023,574

Institutional Shares
Issued	20,661,420	69,823,416
Reinvestment of Distributions	3,869,246	1,302,125
Redeemed	(8,863,839)	(633,948)

Net Institutional Shares Transactions	15,666,827	70,491,593

Net Increase in Net Assets From Capital Share Transactions	23,152,432	71,515,167

Total Increase in Net Assets	18,809,207	71,582,832

Net Assets:
Beginning of Year or Period	71,582,832	–

End of Year or Period	$90,392,039	$71,582,832

(1) Commenced operations on June 30, 2021.

(2) See Note 7 in Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONALQUALITY DIVIDEND INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Period Ended, March 31, 2022(1)
Operations:
Net Investment Income	$4,656,799	$1,091,387
Net Realized Loss	(7,840,001)	(4,434,040)
Net Change in Unrealized Appreciation	2,164,426	1,430,366

Net Decrease in Net Assets Resulting From Operations	(1,018,776)	(1,912,287)

Distributions
Investor Shares	(102,794)	(22,477)
Institutional Shares	(4,526,031)	(1,010,707)

Total Distributions	(4,628,825)	(1,033,184)

Capital Share Transactions (2):
Investor Shares
Issued	4,829,723	1,050,181
Reinvestment of Distributions	102,794	22,477
Redeemed	(135,191)	(5)

Net Investor Shares Transactions	4,797,326	1,072,653

Institutional Shares
Issued	68,881,597	46,750,844
Reinvestment of Distributions	4,525,981	1,010,707
Redeemed	(21,158,326)	(234,966)

Net Institutional Shares Transactions	52,249,252	47,526,585

Net Increase in Net Assets From Capital Share Transactions	57,046,578	48,599,238

Total Increase in Net Assets	51,398,977	45,653,767

Net Assets:
Beginning of Year or Period	45,653,767	–

End of Year or Period	$97,052,744	$45,653,767

(1) Commenced operations on June 30, 2021.

(2) See Note 7 in Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Period Ended, March 31, 2022(1)
Operations:
Net Investment Income	$4,147,671	$1,389,221
Net Realized Loss	(6,780,455)	(2,407,126)
Net Change in Unrealized Appreciation	609,198	8,908,249

Net Increase (Decrease) in Net Assets Resulting From Operations	(2,023,586)	7,890,344

Distributions
Investor Shares	(73,853)	(21,380)
Institutional Shares	(4,074,202)	(1,352,550)
Return of Capital
Investor Shares	–	(262)
Institutional Shares	–	(16,552)

Total Distributions	(4,148,055)	(1,390,744)

Capital Share Transactions (2):
Investor Shares
Issued	3,058,058	1,046,116
Reinvestment of Distributions	73,853	21,642
Redeemed	(207,089)	(5)

Net Investor Shares Transactions	2,924,822	1,067,753

Institutional Shares
Issued	97,546,015	71,482,579
Reinvestment of Distributions	3,871,157	1,369,102
Redeemed	(14,636,668)	(54,668)

Net Institutional Shares Transactions	86,780,504	72,797,013

Net Increase in Net Assets From Capital Share Transactions	89,705,326	73,864,766

Total Increase in Net Assets	83,533,685	80,364,366

Net Assets:
Beginning of Year or Period	80,364,366	–

End of Year or Period	$163,898,051	$80,364,366

(1) Commenced operations on June 30, 2021.

(2) See Note 7 in Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares
	Year Ended March 31, 2023	Period Ended March 31, 2022(1)		Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018

Net Asset Value, Beginning of Year/Period	$15.44	$17.65		$14.84	$13.11	$12.43	$12.14

Income from Investment Operations:
Net Investment Income*	0.69	0.36		0.13	0.07	0.14	0.07
Net Realized and Unrealized Gain (Loss)	(2.48)	(1.94)		2.71	1.80	0.61	0.24^

Total from Investment Operations	(1.79)	(1.58)		2.84	1.87	0.75	0.31

Dividends and Distributions:
Net Investment Income	(0.69)	(0.38)		(0.03)	(0.14)	(0.07)	(0.02)
Capital Gains	—	(0.25)		—	—	—	—

Total Dividends and Distributions	(0.69)	(0.63)		(0.03)	(0.14)	(0.07)	(0.02)

Net Asset Value, End of Year/Period	$12.96	$15.44		$17.65	$14.84	$13.11	$12.43

Total Return†	(11.47)%	(9.19)%		19.12%	14.39%	6.10%	2.57%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$294,808	$204,004		$173,963	$88,121	$18,124	$9,932
Ratio of Expenses to Average Net Assets	1.23%(2)	1.16%††	(2)	1.16%(2)	1.16%	1.20%	1.26%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	1.22%	1.15%††		1.16%	1.22%	1.26%	1.33%
Ratio of Net Investment Income to Average Net Assets	5.14%	3.14%††		0.72%	0.53%	1.17%	0.55%
Portfolio Turnover Rate	88%	75%‡		101%	93%	74%	94%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares
	Year Ended March 31, 2023	Period Ended March 31, 2022(1)	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Year/Period	$15.52	$17.74	$14.90	$13.15	$12.47	$12.17

Income from Investment Operations:
Net Investment Income*	0.74	0.37	0.16	0.09	0.18	0.10
Net Realized and Unrealized Gain (Loss)	(2.51)	(1.93)	2.72	1.82	0.59	0.23^

Total from Investment Operations	(1.77)	(1.56)	2.88	1.91	0.77	0.33

Dividends and Distributions:
Net Investment Income	(0.72)	(0.41)	(0.04)	(0.16)	(0.09)	(0.03)
Capital Gains	—	(0.25)	—	—	—	—

Total Dividends and Distributions	(0.72)	(0.66)	(0.04)	(0.16)	(0.09)	(0.03)

Net Asset Value, End of Year/Period	$13.03	$15.52	$17.74	$14.90	$13.15	$12.47

Total Return†	(11.32)%	(9.07)%	19.35%	14.62%	6.31%	2.72%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$10,954,713	$8,809,402	$8,429,150	$4,276,901	$1,783,796	$928,267
Ratio of Expenses to Average Net Assets	0.98%(2)	0.98%††(2)	0.98%(2)	0.98%	1.01%	1.08%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.97%	0.97%††	0.98%	1.03%	1.07%	1.15%
Ratio of Net Investment Income to Average Net Assets	5.46%	3.25%††	0.90%	0.67%	1.46%	0.79%
Portfolio Turnover Rate	88%	75%‡	101%	93%	74%	94%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	R6 Shares
	Year Ended March 31, 2023	Period Ended March 31, 2022(1)	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Year/Period	$15.52	$17.74	$14.90	$13.14	$12.47	$12.17

Income from Investment Operations:
Net Investment Income*	0.65	0.37	0.21	0.08	0.19	0.14
Net Realized and Unrealized Gain (Loss)	(2.42)	(1.93)	2.67	1.84	0.57	0.19^

Total from Investment Operations	(1.77)	(1.56)	2.88	1.92	0.76	0.33

Dividends and Distributions:
Net Investment Income	(0.72)	(0.41)	(0.04)	(0.16)	(0.09)	(0.03)
Capital Gains	—	(0.25)	—	—	—	—

Total Dividends and Distributions	(0.72)	(0.66)	(0.04)	(0.16)	(0.09)	(0.03)

Net Asset Value, End of Year/Period	$13.03	$15.52	$17.74	$14.90	$13.14	$12.47

Total Return†	(11.32)%	(9.07)%	19.35%	14.71%	6.23%	2.72%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$189,724	$66,084	$65,354	$23,214	$13,241	$5,575
Ratio of Expenses to Average Net Assets	0.98%(2)	0.98%††(2)	0.98%(2)	0.98%	1.01%	1.08%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.97%	0.97%††	0.98%	1.03%	1.07%	1.15%
Ratio of Net Investment Income to Average Net Assets	4.85%	3.25%††	1.17%	0.65%	1.57%	1.06%
Portfolio Turnover Rate	88%	75%‡	101%	93%	74%	94%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares
	Year Ended March 31, 2023	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$15.28	$14.62	$12.48	$10.48	$10.00

Income from Investment Operations:
Net Investment Income*	0.43	0.27	0.08	0.04	0.03
Net Realized and Unrealized Gain (Loss)	(1.75)	0.62	2.06	1.96	0.45

Total from Investment Operations	(1.32)	0.89	2.14	2.00	0.48

Dividends and Distributions:
Net Investment Income	(0.39)	(0.23)	—	—	—
Capital Gains	(0.02)	—	—	—	—

Total Dividends and Distributions	(0.41)	(0.23)	—	—	—

Net Asset Value, End of Year/ Period	$13.55	$15.28	$14.62	$12.48	$10.48

Total Return†	(8.73)%	6.11%	17.15%	19.08%	4.80%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$23,322	$4,087	$2,017	$1,252	$334
Ratio of Expenses to Average Net Assets	1.00%(3)	0.90%††(3)	0.90%	0.90%	0.90%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.97%	0.88%††	0.91%	1.35%	3.91%††
Ratio of Net Investment Income to Average Net Assets	3.05%	2.75%††	0.62%	0.33%	0.74%††
Portfolio Turnover Rate	139%	95%‡	124%	123%	43%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on March 29, 2019.
(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).
(3)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares
	Year Ended March 31, 2023	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$15.31	$14.65	$12.50	$10.48	$10.00

Income from Investment Operations:
Net Investment Income*	0.50	0.28	0.12	0.05	0.03
Net Realized and Unrealized Gain (Loss)	(1.79)	0.63	2.04	1.97	0.45

Total from Investment Operations	(1.29)	0.91	2.16	2.02	0.48

Dividends and Distributions:
Net Investment Income	(0.40)	(0.25)	(0.01)	—^	—
Capital Gains	(0.02)	—	—	—	—

Total Dividends and Distributions	(0.42)	(0.25)	(0.01)	—	—

Net Asset Value, End of Year/Period	$13.60	$15.31	$14.65	$12.50	$10.48

Total Return†	(8.52)%	6.22%	17.33%	19.32%	4.80%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$1,308,554	$834,826	$610,670	$201,026	$17,439
Ratio of Expenses to Average Net Assets	0.75%(3)	0.75%††(3)	0.75%	0.75%	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.72%	0.73%††	0.76%	1.14%	3.75%††
Ratio of Net Investment Income to Average Net Assets	3.57%	2.81%††	0.86%	0.48%	0.88%††
Portfolio Turnover Rate	139%	95%‡	124%	123%	43%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Amount represents less than $0.005 per share.
(1)	Commenced operations on March 29, 2019.
(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).
(3)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	R6 Shares
	Year Ended March 31, 2023	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$15.30	$14.64	$12.50	$10.48	$10.00

Income from Investment Operations:
Net Investment Income*	0.51	0.28	0.19	0.05	0.03
Net Realized and Unrealized Gain (Loss)	(1.79)	0.63	1.96	1.97	0.45

Total from Investment Operations	(1.28)	0.91	2.15	2.02	0.48

Dividends and Distributions:
Net Investment Income	(0.40)	(0.25)	(0.01)	—^	—
Capital Gains	(0.02)	—	—	—	—

Total Dividends and Distributions	(0.42)	(0.25)	(0.01)	—	—

Net Asset Value, End of Year/Period	$13.60	$15.30	$14.64	$12.50	$10.48

Total Return†	(8.46)%	6.23%	17.25%	19.32%	4.80%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$47,868	$51,423	$52,514	$313	$262
Ratio of Expenses to Average Net Assets	0.75%(3)	0.75%††(3)	0.75%	0.75%	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.72%	0.73%††	0.76%	1.29%	3.77%††
Ratio of Net Investment Income to Average Net Assets	3.63%	2.76%††	1.32%	0.50%	0.95%††
Portfolio Turnover Rate	139%	95%‡	124%	123%	43%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Amount represents less than $0.005 per share.
(1)	Commenced operations on March 29, 2019.
(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).
(3)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares
	Year Ended March 31, 2023	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$17.74	$16.42	$13.37	$10.71	$10.00

Income from Investment Operations:
Net Investment Income*	0.28	0.20	0.09	0.05	0.07
Net Realized and Unrealized Gain (Loss)	(2.15)	1.37	3.05	2.68	0.65

Total from Investment Operations	(1.87)	1.57	3.14	2.73	0.72

Dividends and Distributions:
Net Investment Income	(0.26)	(0.14)	(0.01)	(0.07)	(0.01)
Capital Gains	(0.43)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.69)	(0.25)	(0.09)	(0.07)	(0.01)

Net Asset Value, End of Year/Period	$15.18	$17.74	$16.42	$13.37	$10.71

Total Return†	(10.59)%	9.66%	23.57%	25.62%	7.20%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$82,943	$25,786	$2,186	$1,233	$377
Ratio of Expenses to Average Net Assets	0.74%	0.59%††	0.59%	0.60%	0.71%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.76%	0.61%††	0.63%	0.94%	4.18%††
Ratio of Net Investment Income to Average Net Assets	1.78%	1.75%††	0.61%	0.47%	0.87%††
Portfolio Turnover Rate	211%	125%‡	143%	163%	155%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on September 28, 2018.
(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares
	Year Ended March 31, 2023	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$17.78	$16.45	$13.39	$10.72	$10.00

Income from Investment Operations:
Net Investment Income*	0.33	0.16	0.12	0.06	0.07
Net Realized and Unrealized Gain (Loss)	(2.17)	1.42	3.04	2.68	0.66

Total from Investment Operations	(1.84)	1.58	3.16	2.74	0.73

Dividends and Distributions:
Net Investment Income	(0.27)	(0.14)	(0.02)	(0.07)	(0.01)
Capital Gains	(0.43)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.70)	(0.25)	(0.10)	(0.07)	(0.01)

Net Asset Value, End of Year/Period	$15.24	$17.78	$16.45	$13.39	$10.72

Total Return†	(10.40)%	9.72%	23.69%	25.72%	7.33%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$1,267,680	$884,331	$672,120	$165,974	$44,440
Ratio of Expenses to Average Net Assets	0.49%	0.49%††	0.49%	0.54%	0.59%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.51%	0.51%††	0.53%	0.86%	1.82%††
Ratio of Net Investment Income to Average Net Assets	2.03%	1.45%††	0.80%	0.54%	0.79%††
Portfolio Turnover Rate	211%	125%‡	143%	163%	155%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on September 28, 2018.
(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	R6 Shares
	Year Ended March 31, 2023	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$17.79	$16.46	$13.39	$10.73	$10.00

Income from Investment Operations:
Net Investment Income*	0.33	0.16	0.13	0.07	0.08
Net Realized and Unrealized Gain (Loss)	(2.17)	1.42	3.04	2.66	0.66

Total from Investment Operations	(1.84)	1.58	3.17	2.73	0.74

Dividends and Distributions:
Net Investment Income	(0.27)	(0.14)	(0.02)	(0.07)	(0.01)
Capital Gains	(0.43)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.70)	(0.25)	(0.10)	(0.07)	(0.01)

Net Asset Value, End of Year/Period	$15.25	$17.79	$16.46	$13.39	$10.73

Total Return†	(10.39)%	9.72%	23.77%	25.60%	7.43%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$8,010	$9,670	$9,904	$337	$268
Ratio of Expenses to Average Net Assets	0.49%	0.49%††	0.49%	0.54%	0.59%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.51%	0.51%††	0.53%	0.93%	3.76%††
Ratio of Net Investment Income to Average Net Assets	1.99%	1.39%††	0.84%	0.60%	0.99%††
Portfolio Turnover Rate	211%	125%‡	143%	163%	155%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on September 28, 2018.
(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares
	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$10.36	$10.00

Income from Investment Operations:
Net Investment Income*	0.40	0.30
Net Realized and Unrealized Gain (Loss)	(0.59)	0.27

Total from Investment Operations	(0.19)	0.57

Dividends and Distributions:
Net Investment Income	(0.51)	(0.20)
Return of Capital	—^	(0.01)

Total Dividends and Distributions	(0.51)	(0.21)

Net Asset Value, End of Year/Period	$9.66	$10.36

Total Return†	(1.50)%	5.69%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$9,124	$1,060
Ratio of Expenses to Average Net Assets	0.86%	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.03%	1.83%††
Ratio of Net Investment Income to Average Net Assets	4.19%	3.92%††
Portfolio Turnover Rate	84%	109%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Amount represents less than $0.005 per share.
(1)	Commenced operations on June 30, 2021.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares
	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$10.36	$10.00

Income from Investment Operations:
Net Investment Income*	0.53	0.32
Net Realized and Unrealized Gain (Loss)	(0.72)	0.25

Total from Investment Operations	(0.19)	0.57

Dividends and Distributions:
Net Investment Income	(0.51)	(0.20)
Return of Capital	—^	(0.01)

Total Dividends and Distributions	(0.51)	(0.21)

Net Asset Value, End of Year/Period	$9.66	$10.36

Total Return†	(1.46)%	5.70%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$81,268	$70,523
Ratio of Expenses to Average Net Assets	0.75%	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.92%	1.29%††
Ratio of Net Investment Income to Average Net Assets	5.45%	4.14%††
Portfolio Turnover Rate	84%	109%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Amount represents less than $0.005 per share.
(1)	Commenced operations on June 30, 2021.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares
	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$9.54	$10.00

Income from Investment Operations:
Net Investment Income*	0.49	0.32
Net Realized and Unrealized Loss	(1.10)	(0.56)

Total from Investment Operations	(0.61)	(0.24)

Dividends and Distributions:
Net Investment Income	(0.51)	(0.22)

Total Dividends and Distributions	(0.51)	(0.22)

Net Asset Value, End of Year/Period	$8.42	$9.54

Total Return†	(6.24)%	(2.45)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$5,562	$1,025
Ratio of Expenses to Average Net Assets	0.91%	0.79%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.08%	1.91%††
Ratio of Net Investment Income to Average Net Assets	5.73%	4.33%††
Portfolio Turnover Rate	80%	102%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on June 30, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares
	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$9.54	$10.00

Income from Investment Operations:
Net Investment Income*	0.53	0.35
Net Realized and Unrealized Loss	(1.14)	(0.59)

Total from Investment Operations	(0.61)	(0.24)

Dividends and Distributions:
Net Investment Income	(0.51)	(0.22)

Total Dividends and Distributions	(0.51)	(0.22)

Net Asset Value, End of Year/Period	$8.42	$9.54

Total Return†	(6.21)%	(2.45)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$91,491	$44,629
Ratio of Expenses to Average Net Assets	0.79%	0.79%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.96%	1.48%††
Ratio of Net Investment Income to Average Net Assets	6.17%	4.67%††
Portfolio Turnover Rate	80%	102%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on June 30, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares
	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$11.64	$10.00

Income from Investment Operations:
Net Investment Income*	0.37	0.28
Net Realized and Unrealized Gain (Loss)	(0.65)	1.57

Total from Investment Operations	(0.28)	1.85

Dividends and Distributions:
Net Investment Income	(0.32)	(0.21)
Return of Capital	—	—^

Total Dividends and Distributions	(0.32)	(0.21)

Net Asset Value, End of Year/Period	$11.04	$11.64

Total Return†	(2.30)%	18.57%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$4,083	$1,232
Ratio of Expenses to Average Net Assets	0.57%	0.49%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.70%	1.49%††
Ratio of Net Investment Income to Average Net Assets	3.29%	3.49%††
Portfolio Turnover Rate	103%	99%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Amount represents less than $0.005 per share.
(1)	Commenced operations on June 30, 2021.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares
	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$11.64	$10.00

Income from Investment Operations:
Net Investment Income*	0.36	0.34
Net Realized and Unrealized Gain (Loss)	(0.63)	1.51

Total from Investment Operations	(0.27)	1.85

Dividends and Distributions:
Net Investment Income	(0.33)	(0.21)
Return of Capital	—	—^

Total Dividends and Distributions	(0.33)	(0.21)

Net Asset Value, End of Year/Period	$11.04	$11.64

Total Return†	(2.27)%	18.57%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$159,815	$79,132
Ratio of Expenses to Average Net Assets	0.49%	0.49%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.62%	0.98%††
Ratio of Net Investment Income to Average Net Assets	3.22%	4.10%††
Portfolio Turnover Rate	103%	99%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Amount represents less than $0.005 per share.
(1)	Commenced operations on June 30, 2021.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 65 funds. The financial statements herein are those of the GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund (each a “Fund” and collectively, the “Funds”). The investment objective of GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund and GQG Partners US Select Quality Equity Fund is to seek long-term capital appreciation. The investment objective of GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund is to seek long-term capital appreciation and dividend income. Each of the Funds is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than diversified funds. GQG Partners LLC serves as the Funds’ investment adviser (the “Adviser”). The GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund commenced operations on December 28, 2016, September 28, 2018, and March 29, 2019, respectively and currently offer Investor Shares, Institutional Shares and R6 Shares. The GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund commenced operations on June 30, 2021 and currently offer Investor Shares and Institutional Shares. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held. Effective September 23, 2021, the GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund and GQG Partners US Select Quality Equity Fund changed their fiscal year end to March 31.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents.

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees (the “Board”) designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Funds through a Fair Value Committee (the “Committee”) established by the Adviser and approved new Adviser Fair Value Procedures for the Funds. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board and were implemented through the Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time each Fund calculates its net asset

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which each Fund calculates its net asset value, it may request that a Committee meeting be called.

The GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund and the GQG Partners International Quality Dividend Income Fund use Intercontinental Exchange Data Pricing & Reference Data, LLC (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities in the Funds’ based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is each Fund’s intention to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended March 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any significant interest or penalties.

Foreign Taxes — The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. The GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Dividend Income Fund and GQG Partners International Quality Dividend Income Fund have accrued foreign tax in the amount of $82,939,951, $43,314 and $85,412, respectively, presented on the Statement of Assets and Liabilities.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Participation Notes (P-Notes) – To the extent consistent with its Investment Objective and Strategies, each Fund may acquire P-Notes issued by participating banks or broker dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Funds are relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Funds will incur transaction costs as a result of investments in P-Notes.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund and GQG Partners US Select Quality Equity Fund distribute substantially all of their net investment income annually. GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund distribute substantially all of their net investment income quarterly. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Funds. As of March 31, 2023, the offering costs have been fully amortized.

3.   Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.   Administration, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended March 31,

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

2023, GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund were charged $2,992,936, $354,378, $375,843, $65,000, $65,000, and $65,000, respectively.

The Funds have adopted a Shareholder Servicing Plan (the “Plan”) that provides that a Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of the Funds’ Investor Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

SS&C GIDS, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended March 31, 2023, the GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund earned credits of $687,856, $33,561, $62,663, $894, $292, and $646, respectively. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

5.   Investment Advisory Agreement:

Under the terms of an investment advisory agreement, GQG Partners LLC provides investment advisory services to the Funds at a fee calculated at an annual rate of the Funds’ respective average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses for the Funds to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) from exceeding certain levels as set forth below (the “Contractual Expense Limit”) until July 31, 2023.

	Advisory Fee	Contractual Expense Limitation

GQG Partners Emerging Markets Equity Fund	0.90%	0.98%

GQG Partners Global Quality Equity Fund	0.65%	0.75%

GQG Partners US Select Quality Equity Fund	0.45%	0.49%

GQG Partners Global Quality Dividend Income Fund	0.65%	0.75%

GQG Partners International Quality Dividend Income Fund	0.65%	0.79%

GQG Partners US Quality Dividend Income Fund	0.45%	0.49%

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

The Adviser may recover all or a portion of its fee reductions or expense reimbursements with respect to a Fund, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Funds’ total annual fund operating expenses are below the Contractual Expense Limit. This agreement may be terminated with respect to the Fund by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust.

For the year ended March 31, 2023, the Adviser recaptured previously waived fees of $761,455 and $392,605 for the GQG Partners Emerging Markets Equity Fund and GQG Partners Global Quality Equity Fund, respectively.

As of March 31, 2023, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement are as follows:

Period	Subject to Repayment until March 31:	GQG Partners Emerging Markets Equity Fund	GQG Partners Global Quality Equity Fund	GQG Partners U.S. Select Quality Equity Fund	GQG Partners Global Quality Dividend Income Fund	GQG Partners International Quality Dividend Income Fund	GQG Partners U.S. Quality Dividend Income Fund

2021	2024	$454,548	$15,139	$243,818	$171,171	$163,120	$167,023
2022	2025	508,262	14,322	193,438	97,163	83,645	118,395
2023	2026	93,476	–	223,450	32,406	44,427	50,035

		$1,056,286	$29,461	$660,706	$300,740	$291,192	$335,453

6.   Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended March 31, 2023, were as follows:

	GQG Partners Emerging Markets Equity Fund	GQG Partners Global Quality Equity Fund	GQG Partners US Select Quality Equity Fund

Purchases
U.S. Government	$–	$–	$–
Other	11,957,896,547	2,203,329,650	3,055,820,747

Sales
U.S. Government	$–	$–	$–
Other	8,247,715,113	1,564,624,739	2,470,558,105

	GQG Partners Global Quality Dividend Income Fund	GQG Partners International Quality Dividend Income Fund	GQG Partners US Quality Dividend Income Fund

Purchases
U.S. Government	$–	$–	$–
Other	79,696,214	115,871,735	205,349,671

Sales
U.S. Government	$–	$–	$–
Other	61,739,988	56,217,933	122,597,571

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

7.   Share Transactions:

	Year Ended March 31, 2023	Period Ended March 31, 2022(1)	Year Ended July 31, 2021

GQG Partners Emerging Markets Equity Fund

Investor Shares

Issued	15,530,921	7,572,122	7,679,415

Reinvestment of Distributions	908,588	489,700	11,302

Redeemed	(6,900,663)	(4,705,799)	(3,774,112)

Total Investor Shares Transactions	9,538,846	3,356,023	3,916,605

Institutional Shares

Issued	507,204,428	181,754,963	240,505,450

Reinvestment of Distributions	34,120,858	15,044,295	633,858

Redeemed	(268,494,528)	(104,267,948)	(52,977,911)

Total Institutional Shares Transactions	272,830,758	92,531,310	188,161,397

R6 Shares

Issued	12,939,421	1,461,155	2,871,685

Reinvestment of Distributions	564,891	160,429	4,027

Redeemed	(3,207,181)	(1,046,714)	(749,537)

Total R6 Shares Transactions	10,297,131	574,870	2,126,175

Net Increase in Shares Outstanding From Share Transactions	292,666,735	96,462,203	194,204,177

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

	Year Ended March 31, 2023	Period Ended March 31, 2022(1)	Year Ended July 31, 2021

GQG Partners Global Quality Equity Fund

Investor Shares

Issued	1,861,830	131,220	71,297

Reinvestment of Distributions	45,487	2,385	–

Redeemed	(454,290)	(4,066)	(33,671)

Total Investor Shares Transactions	1,453,027	129,539	37,626

Institutional Shares

Issued	62,127,638	16,430,763	32,321,315

Reinvestment of Distributions	2,409,926	777,049	30,670

Redeemed	(22,887,351)	(4,358,328)	(6,747,619)

Total Institutional Shares Transactions	41,650,213	12,849,484	25,604,366

R6 Shares

Issued	136,387	–	3,561,132

Reinvestment of Distributions	98,242	55,507	28

Redeemed	(75,045)	(281,076)	–

Total R6 Shares Transactions	159,584	(225,569)	3,561,160

Net Increase in Shares Outstanding From Share Transactions	43,262,824	12,753,454	29,203,152

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

	Year Ended March 31, 2023	Period Ended March 31, 2022(1)	Year Ended July 31, 2021

GQG Partners US Select Quality Equity Fund

Investor Shares

Issued	5,738,394	1,364,982	56,159

Reinvestment of Distributions	223,137	19,759	680

Redeemed	(1,951,306)	(64,482)	(15,896)

Total Investor Shares Transactions	4,010,225	1,320,259	40,943

Institutional Shares

Issued	47,913,676	15,231,469	30,888,592

Reinvestment of Distributions	3,451,959	745,819	230,283

Redeemed	(17,931,950)	(7,106,723)	(2,658,168)

Total Institutional Shares Transactions	33,433,685	8,870,565	28,460,707

R6 Shares

Issued	111,445	81,417	649,754

Reinvestment of Distributions	22,038	7,845	172

Redeemed	(151,758)	(147,506)	(73,284)

Total R6 Shares Transactions	(18,275)	(58,244)	576,642

Net Increase in Shares Outstanding From Share Transactions	37,425,635	10,132,580	29,078,292

	Year Ended March 31, 2023	Period Ended March 31, 2022(2)

GQG Partners Global Quality Dividend Income Fund

Investor Shares

Issued	898,419	100,261

Reinvestment of Distributions	34,097	2,019

Redeemed	(89,918)	–

Total Investor Shares Transactions	842,598	102,280

Institutional Shares

Issued	2,138,534	6,741,383

Reinvestment of Distributions	418,103	125,475

Redeemed	(945,247)	(61,145)

Total Institutional Shares Transactions	1,611,390	6,805,713

Net Increase in Shares Outstanding From Share Transactions	2,453,988	6,907,993

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

	Year Ended March 31, 2023	Period Ended March 31, 2022(2)

GQG Partners International Quality Dividend

Income Fund

Investor Shares

Issued	557,181	105,094

Reinvestment of Distributions	12,274	2,283

Redeemed	(15,939)	–

Total Investor Shares Transactions	553,516	107,377

Institutional Shares

Issued	8,116,637	4,599,582

Reinvestment of Distributions	547,078	102,660

Redeemed	(2,471,020)	(24,443)

Total Institutional Shares Transactions	6,192,695	4,677,799

Net Increase in Shares Outstanding From Share Transactions	6,746,211	4,785,176

	Year Ended March 31, 2023	Period Ended March 31, 2022(2)

GQG Partners US Quality Dividend Income Fund

Investor Shares

Issued	276,000	103,921

Reinvestment of Distributions	6,723	1,897

Redeemed	(18,779)	–

Total Investor Shares Transactions	263,944	105,818

Institutional Shares

Issued	8,622,399	6,682,738

Reinvestment of Distributions	356,281	120,006

Redeemed	(1,306,413)	(4,665)

Total Institutional Shares Transactions	7,672,267	6,798,079

Net Increase in Shares Outstanding From Share Transactions	7,936,211	6,903,897

(1) For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2) Commenced operations on June 30, 2021.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

The permanent difference is primarily related to investments in foreign currency, PFIC adjustments, REIT adjustments, partnership adjustments and reclass of distributions.

Accordingly, the following permanent differences primarily attributable to distribution in excess of net investment income and partnership adjustments have been reclassified to/ from the following accounts as of March 31, 2023:

	Distributable Earnings	Paid in Capital
GQG Partners Global Quality Dividend Income Fund	$3,050	$(3,050)
GQG Partners US Quality Dividend Income Fund	4,605	(4,605)

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

The tax character of dividends and distributions paid during the fiscal year ended March 31, 2023, March 31, 2022 and July 31, 2021 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total

GQG Partners Emerging Markets Equity Fund
2023	$541,557,016	$—	$—	$541,557,016
2022	209,899,820	129,548,986	—	339,448,806
2021	15,044,817	—	—	15,044,817

GQG Partners Global Quality Equity Fund
2023	$38,235,676	$1,449,272	$—	$39,684,948
2022	12,663,198	—	—	12,663,198
2021	397,815	—	—	397,815

GQG Partners US Select Quality Equity Fund
2023	$24,081,829	$37,108,044	$—	$61,189,873
2022	7,289,909	5,950,217	—	13,240,126
2021	3,108,808	409,162	—	3,517,970

GQG Partners Global Quality Dividend Income Fund
2023	$4,186,503	$—	$3,232	$4,189,735
2022	1,282,667	—	40,438	1,323,105

GQG Partners International Quality Dividend Income Fund
2023	$4,628,825	$—	$—	$4,628,825
2022	1,033,184	—	—	1,033,184

GQG Partners US Quality Dividend Income Fund
2023	$4,148,055	$—	$—	$4,148,055
2022	1,373,930	—	16,814	1,390,744

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

As of March 31, 2023, the components of Distributable Earnings (Accumulated Loss) on a tax basis were as follows:

GQG Partners Emerging Markets Equity Fund

Undistributed Ordinary Income	$80,929,012

Capital Loss Carryforwards	(1,249,660,636)

Post October Losses	(191,071,658)

Unrealized Depreciation	(5,252,095)

Other Temporary Differences	(4)

Total Accumulated Loss	$(1,365,055,381)

GQG Partners Global Quality Equity Fund

Undistributed Ordinary Income	$7,828,902

Capital Loss Carryforwards	(111,827,070)

Post October Losses	(594,841)

Unrealized Appreciation	97,703,790

Other Temporary Differences	(5)

Total Accumulated Loss	$(6,889,224)

GQG Partners US Select Quality Equity Fund

Undistributed Ordinary Income	$5,618,587

Capital Loss Carryforwards	(72,545,354)

Post October Losses	(21,513,777)

Unrealized Appreciation	97,264,901

Other Temporary Differences	(11)

Total Distributable Earnings	$8,824,346

GQG Partners Global Quality Dividend Income Fund

Capital Loss Carryforwards	$(6,866,244)

Late-Year Specified Loss Deferral	(11,914)

Unrealized Appreciation	2,649,315

Other Temporary Differences	3

Total Accumulated Loss	$(4,228,840)

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

GQG Partners International Quality Dividend Income Fund

Undistributed Ordinary Income	$40,108

Capital Loss Carryforwards	(9,260,947)

Post October Losses	(2,671,151)

Unrealized Appreciation	3,298,921

Other Temporary Differences	(3)

Total Accumulated Loss	$(8,593,072)

GQG Partners US Quality Dividend Income Fund

Capital Loss Carryforwards	$(7,369,894)

Post October Losses	(1,569,420)

Unrealized Appreciation	9,288,690

Other Temporary Differences	2

Total Distributable Earnings	$349,378

Post October capital losses represent capital losses realized on investment transactions from November 1, 2022 through March 31, 2023, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Late-year specified loss deferral represents ordinary losses from January 1, 2023 through March 31, 2023, that in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital losses may be carried forward and applied against future capital gains. Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss.

	Short-Term Loss	Long-Term Loss	Total
GQG Partners Emerging Markets Equity Fund	$1,249,660,636	$—	$1,249,660,636
GQG Partners Global Quality Equity Fund	111,827,070	—	111,827,070
GQG Partners US Select Quality Equity Fund	72,545,354	—	72,545,354
GQG Partners Global Quality Dividend Income Fund	6,866,244	—	6,866,244
GQG Partners International Quality Dividend Income Fund	9,160,113	100,834	9,260,947
GQG Partners US Quality Dividend Income Fund	7,369,894	—	7,369,894

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years and passive foreign investment companies. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Funds at March 31, 2023, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
GQG Partners Emerging Markets Equity Fund	$10,808,222,338	$1,117,661,468	$(1,122,913,563)	$(5,252,095)
GQG Partners Global Quality Equity Fund	1,239,224,984	125,126,151	(27,422,361)	97,703,790
GQG Partners US Select Quality Equity Fund	1,198,412,473	110,134,549	(12,869,648)	97,264,901
GQG Partners Global Quality Dividend Income Fund	78,406,211	7,003,029	(4,353,714)	2,649,315
GQG Partners International Quality Dividend Income Fund	91,065,814	7,446,158	(4,147,237)	3,298,921
GQG Partners US Quality Dividend Income Fund	139,271,229	11,836,703	(2,548,013)	9,288,690

9. Concentration of Risks:

As with all mutual funds, there is no guarantee that a Fund will achieve its investment objective. You could lose money by investing in a Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk (All Funds) – The Funds are subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Funds’ investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Depositary Receipts Risk (All Funds) – ADRs are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. GDRs, EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.

The Funds may invest in unsponsored depositary receipts, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs thereof, and the depositaries of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information to the market and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Equity Risk (All Funds) – Equity securities include common and preferred stocks, depositary receipts, and P-Notes. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Depositary receipts are described above and P-Notes are described below. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

ETF Risk (GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an ETF, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Dividend-Paying Investments Risk (GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) – The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future.

Foreign Company Risk (All Funds) – Investing in foreign companies, including direct investments and investments through depositary receipts and P-Notes, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk (All Funds) – Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities/Emerging Markets Risk (All Funds) – Investments in securities of foreign companies (including direct investments as well as investments through depositary receipts

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

or P-Notes) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising a Fund’s portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Geographic Focus Risk (All Funds) – To the extent that it focuses its investments in a particular country or geographic region, a Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in Russia (All Funds) – Geopolitical risks, including those arising from trade tension and/or the imposition of trade tariffs, terrorist activity or acts of civil or international hostility, are increasing. For instance, military conflict and escalating tensions between Russia and Ukraine could result in geopolitical instability and adversely affect the global economy or specific markets. Any such events and responses, including regulatory developments, may cause significant volatility and declines in the global markets, disproportionate impacts to certain industries or sectors, disruptions to commerce (including to economic activity, travel and supply chains), loss of life and property damage, and may adversely affect the global economy or capital markets, as well as the Company’s products, operations, clients, vendors and employees, which may cause the Funds’ AUM, revenue and earnings to decline. The Funds’ exposure to geopolitical risks may be heightened to the extent such risks arise in countries in which the Funds’ currently operates or is seeking to expand its presence.

Investing in the United States Risk (All Funds) – A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities in which the Fund invests.

Investment Style Risk (All Funds) – Each Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of relative earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a relative growth investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use differing investing styles.

IPO Risk (All Funds) – The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described below.

When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Large Capitalization Company Risk (All Funds) – The large capitalization companies in which a Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Large Purchase and Redemption Risk (All Funds) – Large purchases or redemptions of a Fund’s shares may affect the Fund, since the Fund may be required to sell portfolio securities

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

if it experiences redemptions, and the Fund will need to invest additional cash that it receives. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. In addition, a large redemption could result in a Fund’s expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk (All Funds) – Certain securities may be difficult or impossible to sell at the time and the price that a Fund would like. A Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk (All Funds) – The value of the securities in which the Funds invest may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

New Fund Risk (GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Non-Diversification Risk (All Funds) – Each Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that a Fund invests its assets in a smaller number of

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Participation Notes Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund and GQG Partners International Quality Dividend Income Fund) – P-Notes are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them. Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not correlate exactly to the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, but is subject to the same risks of investing directly in the underlying security.

Proprietary Model Risk (GQG Partners Global Quality Dividend Income Fund, GQG Partners international Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) – Proprietary models that may be used to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another model or investment strategy. The markets or prices of individual securities may be affected by factors not foreseen in developing the models.

Small-and Mid-Capitalization Company Risk (All Funds) – The small-and mid-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Stock Connect Investing Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund and GQG Partners International Quality Dividend Income Fund) – Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. A Fund’s investments in A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A Shares

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund.

Stock Connect operates only on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, a Fund may be subject to the risk of price fluctuations of A Shares during the time when Stock Connect is not trading. Because of the way in which A shares are held in Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai Stock Exchange or Shenzhen Stock Exchange becomes insolvent. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

U.S. Treasury Securities Risk (GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

10. Other:

At March 31, 2023, the percentage of total shares outstanding held by shareholders for the Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders, each owning 10% or greater of the aggregate shares outstanding, were as follows:

GQG Partners Emerging Markets Equity Fund	No. of Shareholders	% Ownership

Investor Shares	4	87%

Institutional Shares	3	54%

R6 Shares	4	69%

GQG Partners Global Quality Equity Fund	No. of Shareholders	% Ownership
Investor Shares	2	88%
Institutional Shares	2	57%
R6 Shares	1	96%

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

GQG Partners US Select Quality Equity Fund	No. of Shareholders	% Ownership

Investor Shares	2	82%

Institutional Shares	2	61%

R6 Shares	1	95%

GQG Partners Global Quality Dividend Income Fund	No. of Shareholders	% Ownership

Investor Shares	2	100%

Institutional Shares	4	87%

GQG Partners International Quality Dividend Income Fund	No. of Shareholders	% Ownership

Investor Shares	2	100%

Institutional Shares	4	82%

GQG Partners US Quality Dividend Income Fund	No. of Shareholders	% Ownership

Investor Shares	2	94%

Institutional Shares	3	93%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of March 31, 2023.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (six of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets	Financial highlights

GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, and GQG Partners US Select Quality Equity Fund	For the year ended March 31, 2023	For the year ended March 31, 2023, for the period August 1, 2021 to March 31, 2022 and for the year ended July 31, 2021	For each of the periods indicated therein
GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund, and GQG Partners US Quality Dividend Income Fund	For the year ended March 31, 2023	For the year ended March 31, 2023 and the period June 30, 2021 (commencement of operations) to March 31, 2022

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 30, 2023

We have served as the auditor of one or more investment companies in GQG Partners LLC since 2016.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2022 to March 31, 2023).

The table on the next page illustrates your Fund’s costs in two ways:

● Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

● Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023 (Unaudited)

GQG Partners Emerging Markets Equity Fund

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$1,062.90	1.29%	$6.63

Hypothetical 5% Return	1,000.00	1,018.50	1.29	6.49

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,064.40	0.98	$5.04

Hypothetical 5% Return	1,000.00	1,020.04	0.98	4.94

R6 Shares

Actual Portfolio Return	$1,000.00	$1,064.40	0.98	$5.04

Hypothetical 5% Return	1,000.00	1,020.04	0.98	4.94

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

GQG Partners Global Quality Equity Fund

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$1,104.30	1.04%	$5.46

Hypothetical 5% Return	1,000.00	1,019.75	1.04	5.24

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,105.40	0.75	$3.94

Hypothetical 5% Return	1,000.00	1,021.19	0.75	3.78

R6 Shares

Actual Portfolio Return	$1,000.00	$1,106.30	0.75	$3.94

Hypothetical 5% Return	1,000.00	1,021.19	0.75	3.78

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023 (Unaudited)

GQG Partners US Select Quality Equity Fund

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$1,081.20	0.82%	$4.25

Hypothetical 5% Return	1,000.00	1,020.84	0.82	4.13

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,083.00	0.49	$2.54

Hypothetical 5% Return	1,000.00	1,022.49	0.49	2.47

R6 Shares

Actual Portfolio Return	$1,000.00	$1,083.70	0.49	$2.55

Hypothetical 5% Return	1,000.00	1,022.49	0.49	2.47

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

GQG Partners Global Quality Dividend Income Fund

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$1,145.70	0.88%	$4.71

Hypothetical 5% Return	1,000.00	1,020.54	0.88	4.43

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,147.60	0.75	$4.02

Hypothetical 5% Return	1,000.00	1,021.19	0.75	3.78

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023 (Unaudited)

GQG Partners International Quality Dividend Income Fund

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$1,106.10	0.95%	$4.99

Hypothetical 5% Return	1,000.00	1,020.19	0.95	4.78

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,106.50	0.79	$4.15

Hypothetical 5% Return	1,000.00	1,020.99	0.79	3.98

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

GQG Partners US Quality Dividend Income Fund

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$1,125.40	0.60%	$3.18

Hypothetical 5% Return	1,000.00	1,021.94	0.60	3.02

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,125.80	0.48	$2.54

Hypothetical 5% Return	1,000.00	1,022.54	0.48	2.42

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS (Unaudited)

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on March 15, 2023, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2022 through December 31, 2022. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that material changes had been made to the Program during the period covered by the report relating to the Funds’ reasonably anticipated trading sizes.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023 (Unaudited)

INVESTMENT ADVISORY AGREEMENT

GQG Partners Emerging Markets Equity Fund

GQG Partners US Select Quality Equity Fund

GQG Partners Global Quality Equity Fund

GQG Partners International Quality Dividend Income Fund

GQG Partners US Quality Dividend Income Fund

GQG Partners Global Quality Dividend Income Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the advisory agreement (the “Agreement”) of the Funds must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on December 15–16, 2022 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023 (Unaudited)

(x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023 (Unaudited)

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates to the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Equity Fund and GQG Partners Global Quality Dividend Income Fund. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2023 (Unaudited)

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

[This Page Intentionally Left Blank]

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be an “interested” person of the Trust as deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-362-8333. The following chart lists Trustees and Officers as of March 31, 2023:

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES[3,4]

William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]

Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director of Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES (continued)[3]

Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

OFFICERS

Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.

James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Other Directorships

Held in the Past Five Years2

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Other Directorships Held in the Past Five Years

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

Bridget E. Sudall (Born: 1980)	Privacy Officer (from 2015 – June 2022 and since November 2022) Anti-Money Laundering Officer (from 2015 – June 2022 and since November 2022)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Other Directorships Held in the Past Five Years

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS (Unaudited)

NOTICE TO SHAREHOLDERS

For shareholders that do not have a March 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2023, the Funds are designating the following items with regard to distributions paid during the period.

Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividend(4)	Short-Term Capital Gain Dividend(5)	Foreign Tax Credit

GQG Partners Emerging Markets Equity Fund

0.00%	0.00%	100.00%	100.00%	3.23%	76.72%	0.00%	1.34%	0.00%	7.54%

GQG Partners Global Quality Equity Fund

0.00%	3.65%	96.35%	100.00%	34.69%	82.03%	0.00%	1.86%	0.00%	0.00%

GQG Partners US Select Quality Equity Fund

0.00%	60.64%	39.36%	100.00%	100.00%	100.00%	0.00%	4.19%	0.00%	0.00%

GQG Partners Global Quality Dividend Income Fund

0.08%	0.00%	99.92%	100.00%	28.73%	100.00%	0.00%	2.02%	0.00%	0.00%

GQG Partners International Quality Dividend Income Fund

0.00%	0.00%	100.00%	100.00%	6.04%	99.99%	0.00%	1.93%	0.00%	4.81%

GQG Partners US Quality Dividend Income Fund

0.00%	0.00%	100.00%	100.00%	82.80%	100.00%	0.00%	4.41%	0.00%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

GQG Partners Emerging Markets Equity Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended March 31, 2023, the total amount of foreign source income is $569,487,881. The total amount of foreign tax paid is $44,168,941. A shareholders allocable share of the foreign tax credit will be reported on Form 1099-DIV.

GQG Partners International Quality Dividend Income Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended March 31, 2023, the total amount of foreign source income is $4,796,867. The total amount of foreign tax paid is $233,646. A shareholders allocable share of the foreign tax

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS (Unaudited)

credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

GQG Partners Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-866-362-8333

Investment Adviser:

GQG Partners LLC

450 East Las Olas Boulevard, Suite 750

Fort Lauderdale, FL 33301

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

Two Commerce Square

Suite 1800

2001 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described. Investors should read it carefully before investing or sending money.

GQG-AR-001-0700

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE March 31, 2023					FYE March 31, 2022
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$707,015		$0	$0		$704,715	$0	$11,990
(b)	Audit-Related Fees	$0		$0	$0		$4,000	$0	$0
(c)	Tax Fees	$101,900	(3)	$0	$112,623	(2)	$0	$0	$7,994	(2)
(d)	All Other Fees	$0		$0	$5,301		$0	$0	$10,000

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax return preparation fees for affiliates of the Funds.
(3)	Fees in connection with international withholding tax analysis.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE March 31, 2023	FYE March 31, 2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years ended March 31st were $117,924 and $17,994 respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: June 9, 2023

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: June 9, 2023